UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.  )

Filed by the Registrant ☒            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Copy

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

1345 Avenue of the Americas

New York, New York 10105

[ ] [ ], 2026

Dear Contractholder:

Enclosed is a notice and Proxy Statement relating to a Special Meeting of Shareholders of the EQ/Core Bond Index Portfolio, EQ/Intermediate Government Bond Portfolio, and Multimanager Core Bond Portfolio (each, a “Portfolio” and together, the “Portfolios”), each a series of EQ Advisors Trust (the “Trust”). The Special Meeting of Shareholders is scheduled to be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on June 2, 2026, at 11:00 a.m., Eastern time (the “Meeting”).

The Board of Trustees of the Trust (the “Board”) has called the Meeting to request that shareholders of each Portfolio approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), which is the Portfolios’ investment adviser, and AllianceBernstein L.P. (“AllianceBernstein”), which is an affiliate of EIM. SSGA Funds Management, Inc. (“SSGA FM”) currently serves as a sub-adviser for all, or a portion, of each Portfolio’s assets. If the shareholders of a Portfolio approve the new investment sub-advisory agreement, AllianceBernstein will replace SSGA FM as a sub-adviser to the Portfolio, and AllianceBernstein, rather than SSGA FM, will provide the day-to-day implementation of an investment program for all, or a portion, of the Portfolio’s assets, as well as certain related administrative functions.

Under the new investment sub-advisory agreement with AllianceBernstein, each Portfolio would continue to receive substantially similar sub-advisory services as it receives under the current investment sub-advisory agreement with SSGA FM, and the sub-advisory fee rates payable by EIM to AllianceBernstein would be lower than the sub-advisory fee rates currently paid by EIM to SSGA FM under the current investment sub-advisory agreement. Under the new investment sub-advisory agreement, EIM would remain responsible for monitoring the investment program for each Portfolio and overseeing the performance of AllianceBernstein and each Portfolio. The appointment of AllianceBernstein as sub-adviser to a Portfolio will not result in any changes to the investment advisory fee rates paid by the Portfolio to EIM and is not expected to result in any changes to the investment program of the Portfolio. However, as discussed in the Proxy Statement, if the shareholders of a Portfolio approve the new investment sub-advisory agreement with AllianceBernstein, EIM will reduce the expense limits (also referred to as “expense caps”) under the Expense Limitation Agreement that is in effect for the Portfolio, which would reduce the expense ratios for the Portfolio and thus result in cost savings for investors. The approval of the proposal by one Portfolio is not contingent on the approval of the proposal by any of the other Portfolios.

As an owner of a variable life insurance policy and/or variable annuity contract or certificate (a “Contract”) that participates in one or more of the Portfolios through the investment divisions of a separate account or accounts established by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company”), you (a “Contractholder”) are entitled to instruct the Insurance Company that issued your Contract how to vote the applicable Portfolio shares related to your interest in those accounts held as of the close of business on February 27, 2026. The Insurance Company that issued your Contract is the record owner of the Portfolio shares related to your interest in those accounts and may be referred to as a “shareholder.”

The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Meeting describe the matters to be considered at the Meeting. You should read the Proxy Statement prior to completing your voting instruction card.

The Board has approved the proposal identified above with respect to each Portfolio and recommends that you vote “FOR” the proposal. Although the Board has determined that a vote “FOR” the proposal is in the best interest of each Portfolio and its shareholders, the implementation of the new investment sub-advisory agreement with respect to a Portfolio is subject to receipt of the required shareholder approval for that Portfolio.

You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating and signing the enclosed voting instruction card and returning it in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the Internet by following the enclosed instructions. For further information on how to instruct an Insurance Company, please see the Contractholder Voting Instructions included herein. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may provide voting instructions in person, even though you may have already returned a voting instruction card or submitted your voting instructions via telephone or the Internet. Please respond promptly in order to save additional costs of proxy solicitation and in order to make sure you are represented.

The Adviser has agreed to bear proxy expenses that exceed a Portfolio’s (or its class’s) expense cap. The estimated proxy expenses for each Portfolio exceed its (or its class’s) expense cap and are expected to be borne by the Adviser. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances. In addition, while the transaction costs will depend on market conditions at the time of the transition from SSGA FM to AllianceBernstein, the Adviser will seek to manage transaction costs associated with the transition by, among other things, utilizing in-kind transfers of assets, which are expected to comprise the substantial majority of the transition.

Very truly yours, Steven M. Joenk Equitable Financial Life Insurance Company

Preliminary Copy

EQ ADVISORS TRUST

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

Multimanager Core Bond Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

1345 Avenue of the Americas

New York, New York 10105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2026

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of each of the above-named Portfolios of EQ Advisors Trust (the “Trust”) will be held at the Trust’s offices, located at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on June 2, 2026, at 11:00 a.m., Eastern time (the “Meeting”).

The Meeting is being called to approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”), the Portfolios’ investment adviser, and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each of the Portfolios. AllianceBernstein is an affiliate of EIM. SSGA Funds Management, Inc. (“SSGA FM”) currently serves as a sub-adviser for all, or a portion, of each Portfolio’s assets. If the shareholders of a Portfolio approve the new investment sub-advisory agreement, AllianceBernstein will replace SSGA FM as a sub-adviser to the Portfolio, and AllianceBernstein, rather than SSGA FM, will provide the day-to-day implementation of an investment program for all, or a portion, of the Portfolio’s assets, as well as certain related administrative functions. Under the new investment sub-advisory agreement, EIM would remain responsible for monitoring the investment program for each Portfolio and overseeing the performance of AllianceBernstein and each Portfolio.

At the Meeting, the shareholders of each Portfolio who are entitled to vote at the Meeting, with shareholders of each Portfolio voting separately, will be asked to approve the proposal with respect to that Portfolio, as described below:

1.	Approve a new investment sub-advisory agreement between EIM and AllianceBernstein with respect to each Portfolio.

2.	Transact such other business that may properly come before the Meeting.

The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.

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Please note that owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contractholders”) issued by Equitable Financial Life Insurance Company or another insurance company (each, an “Insurance Company”) who have invested in shares of one or more of the Portfolios through the investment divisions of a separate account or accounts of an Insurance Company will be given the opportunity to provide the applicable Insurance Company with voting instructions on the above proposal.

You should read the Proxy Statement attached to this notice prior to completing your proxy or voting instruction card(s). The record date for determining the number of shares outstanding, the shareholders entitled to vote, and the Contractholders entitled to provide voting instructions at the Meeting and any adjournments or postponements thereof has been fixed as the close of business on February 27, 2026. If you attend the Meeting, you may vote or provide your voting instructions in person. Please note that in order to gain admission to the site of the Meeting, all attendees will need to present a photo identification card to building security after which attendees will be directed to the 3rd floor for participation in the Meeting. At the Meeting, you will need photo identification in order to vote or provide voting instructions.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”, and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio.

YOUR VOTE IS IMPORTANT

Please return your proxy card(s) or voting instruction card(s) promptly

Regardless of whether you plan to attend the Meeting, you should vote or provide voting instructions by promptly completing, dating and signing the enclosed proxy or voting instruction card(s) for the Portfolio(s) in which you directly or indirectly own shares and returning the card(s) in the enclosed postage-paid envelope. You also can vote or provide voting instructions through the Internet or by telephone using the 14-digit control number and 8-digit security code that appear on the enclosed proxy or voting instruction card(s) and following the simple instructions. If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time. The Board of Trustees of the Trust recommends that you vote or provide voting instructions to vote “FOR” the proposal.

By Order of the Board of Trustees,

Shane Daly
Secretary

Dated: [ ] [ ], 2026

New York, New York

Preliminary Copy

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY

CONTRACTHOLDER VOTING INSTRUCTIONS

FOR THE SPECIAL MEETING OF SHAREHOLDERS OF

EQ/CORE BOND INDEX PORTFOLIO

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

MULTIMANAGER CORE BOND PORTFOLIO

EACH A SERIES OF EQ ADVISORS TRUST

(each, a “Portfolio” and together, the “Portfolios”)

TO BE HELD ON JUNE 2, 2026

Dated: [ ] [ ], 2026

GENERAL

These Contractholder Voting Instructions are being furnished by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) to owners of its variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) who, as of February 27, 2026 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of its separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the above-named Portfolios, each a series of EQ Advisors Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered with the U.S. Securities and Exchange Commission as an open-end management investment company.

Each Insurance Company will offer Contractholders the opportunity to instruct it, as the record owner of the shares of beneficial interest in the Portfolios (the “Shares”) held by its Separate Accounts, as to how it should vote on the proposal that will be considered at the Special Meeting of Shareholders referred to in the preceding Notice and at any adjournments or postponements thereof (the “Meeting”). The enclosed Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that a Contractholder should know before completing the enclosed voting instruction card(s).

Equitable Financial is a wholly owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. The principal offices of Equitable Financial and Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.

These Contractholder Voting Instructions and the accompanying voting instruction card(s), together with the enclosed proxy materials, are first being mailed to Contractholders on or about April 15, 2026.

HOW TO INSTRUCT AN INSURANCE COMPANY

To instruct an Insurance Company as to how to vote the Shares held in the investment divisions of its Separate Accounts, Contractholders are asked to promptly complete their voting instructions on the enclosed voting instruction card(s), sign and date the voting instruction card(s), and mail the voting instruction card(s) in the accompanying postage-paid envelope. Contractholders also may provide voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

If a voting instruction card is not marked to indicate voting instructions but is signed and timely returned, it will be treated as an instruction to vote the Shares “FOR” the proposal.

The number of Shares held in the investment division of a Separate Account corresponding to a Portfolio for which a Contractholder may provide voting instructions was determined as of the Record Date by dividing (i) a Contract’s account value allocable to that investment division by (ii) the net asset value of one Share of the corresponding Portfolio. Each whole Share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote and each fractional Share is entitled to a proportionate fractional vote.

At any time prior to an Insurance Company’s voting at the Meeting, a Contractholder may revoke his or her voting instructions with respect to that investment division by providing the Insurance Company with a properly executed written revocation of such voting instructions, by properly executing later-dated voting instructions by a voting instruction card, telephone or the Internet, or by appearing and providing voting instructions in person at the Meeting.

HOW AN INSURANCE COMPANY WILL VOTE

An Insurance Company will vote the Shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the Shares “FOR” the proposal. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention or withheld, in the same proportion as the Shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by the Insurance Companies, it is possible that a small number of Contractholders could determine whether the proposal is approved.

OTHER MATTERS

The Insurance Companies are not aware of any matters, other than the specified proposal, to be acted on at the Meeting. If any other matters come before the Meeting, an Insurance Company will vote the Shares upon such matters in its discretion. Voting instruction cards may be solicited by directors, officers and employees of Equitable Investment Management Group, LLC, the investment adviser of the Trust, or its affiliates as well as officers and agents of the Trust. The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, fax, personal interview, the Internet or other permissible means.

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”, and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. If the quorum necessary to transact business at the Meeting is not established with respect to a Portfolio, or if the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting in accordance with applicable law to permit further solicitation of voting instructions. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

It is important that your Contract be represented. Please promptly mark your voting instructions on the enclosed voting instruction card(s); then sign and date the voting instruction card(s) and mail the card(s) in the accompanying postage-paid envelope. You may also provide your voting instructions via telephone or the Internet as indicated on the enclosed voting instruction card(s).

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Preliminary Copy

EQ ADVISORS TRUST

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

Multimanager Core Bond Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

1345 Avenue of the Americas

New York, New York 10105

1-877-222-2144

PROXY STATEMENT DATED [ ] [ ], 2026

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2026

This Proxy Statement relates to the solicitation by the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”) of proxies to be used at the Special Meeting of Shareholders of the above-named Portfolios, each a series of the Trust, to be held at 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105, on June 2, 2026, at 11:00 a.m., Eastern time, or any adjournment or postponement thereof (the “Meeting”).

This Proxy Statement is being furnished to owners of variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) (the “Contractholders”) issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or another insurance company (each, an “Insurance Company” and together, the “Insurance Companies”) who, as of February 27, 2026 (the “Record Date”), had net premiums or contributions allocated to the investment divisions of an Insurance Company’s separate account or accounts (the “Separate Accounts”) that are invested in shares of one or more of the Portfolios. Contractholders are being provided the opportunity to instruct the applicable Insurance Company to approve or disapprove the proposal contained in this Proxy Statement in connection with the solicitation by the Board of proxies for the Meeting. This Proxy Statement also is being furnished to the Insurance Companies as the record owners of shares and to other shareholders (including retirement plan participants) that were invested in one or more of the Portfolios as of the Record Date.

Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about April 15, 2026. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxy-direct.com on or about April 15, 2026.

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This Proxy Statement relates to the following matters:

1.	Approve a new investment sub-advisory agreement between Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) and AllianceBernstein L.P. (“AllianceBernstein”) with respect to each Portfolio.

2.	Transact such other business that may properly come before the Meeting.

The Trust is organized as a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust’s shares of beneficial interest are referred to as “shares,” and the holders of the shares are referred to as “shareholders.” The Trust’s Board of Trustees may be referred to herein as the “Board” and its members may be referred to herein as “Trustees.”

EIM is the investment adviser of each Portfolio. Equitable Investment Management, LLC (“EIM LLC” or the “Administrator”), an affiliate of EIM, is the administrator of each Portfolio. Equitable Distributors, LLC (“Equitable Distributors”), an affiliate of EIM, is the principal underwriter (distributor) of each Portfolio’s shares. The mailing address for each of these companies and for the Trust’s principal executive officers is 1345 Avenue of the Americas, New York, New York 10105.

SSGA Funds Management, Inc. (“SSGA FM”), located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, currently serves as the sole investment sub-adviser for each of the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio and as an investment sub-adviser for an allocated portion of the Multimanager Core Bond Portfolio. In addition, BlackRock Financial Management, Inc., located at 50 Hudson Yards, New York, NY 10001, DoubleLine Capital LP, located at 2002 North Tampa Street, Suite 200, Tampa, FL 33602, and Pacific Investment Management Company LLC, located at 650 Newport Center Drive, Newport Beach, CA 92660, serve as investment sub-advisers for allocated portions of the Multimanager Core Bond Portfolio.

Contractholders of record as of the close of business on the Record Date are entitled to give voting instructions at the Meeting. Additional information regarding outstanding shares, completing your voting instruction card(s) and attending the Meeting is included at the end of this Proxy Statement in the section titled “Voting Information.”

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions, and the expenses associated with reimbursing Insurance Companies or others for their reasonable expenses in forwarding solicitation material to Contractholders, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Portfolio. These expenses are estimated to be $502,000. The aforementioned expenses (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, the

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Adviser has agreed to bear proxy expenses that exceed a Portfolio’s (or its class’s) expense cap. The estimated proxy expenses for each Portfolio exceed its (or its class’s) expense cap and are expected to be borne by the Adviser. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Shareholders to be Held on June 2, 2026

This Proxy Statement, which you should read and retain for future reference, sets forth concisely information about the proposal that you should know before voting or providing voting instructions. Additional information about the Trust has been filed with the SEC and is available upon oral or written request. Distribution of this Proxy Statement and proxy or voting instruction card(s) to the Insurance Companies and other shareholders and to Contractholders is scheduled to begin on or about April 15, 2026. This Proxy Statement and a proxy or voting instruction card also will be available at www.proxy-direct.com on or about April 15, 2026. It is expected that one or more representatives of each Insurance Company will attend the Meeting in person or by proxy and will vote shares held by the Insurance Company and its affiliates in accordance with voting instructions received from its Contractholders and as otherwise provided herein, and in accordance with voting procedures established by the Trust.

The Trust will furnish, without charge, a copy of a Portfolio’s annual report and most recent semi-annual report succeeding the annual report, if any, to a Contractholder upon request. Contractholders may request copies of the Portfolios’ annual and/or semi-annual reports, free of charge, by writing to the Trust at 1345 Avenue of the Americas, New York, New York 10105 or by calling 1-877-522-5035. These reports are also available online at https://equitable-funds.com.

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OVERVIEW OF THE PROPOSAL

The Board is submitting for shareholder approval a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Adviser and its affiliate AllianceBernstein with respect to each Portfolio. SSGA FM currently serves as a sub-adviser for all, or a portion, of each Portfolio’s assets. If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, AllianceBernstein will replace SSGA FM as sub-adviser to the Portfolio, and AllianceBernstein, rather than SSGA FM, will provide the day-to-day implementation of an investment program for all, or a portion, of the Portfolio’s assets, as well as certain related administrative functions, consistent with the Portfolio’s objectives and strategies.

Under the New Sub-Advisory Agreement, each Portfolio would continue to receive substantially similar sub-advisory services as it receives under the current investment sub-advisory agreement with SSGA FM, and the sub-advisory fee rates payable by EIM to AllianceBernstein would be lower than the sub-advisory fee rates currently paid by EIM to SSGA FM under the current investment sub-advisory agreement. Under the New Sub-Advisory Agreement, the Adviser would remain responsible for monitoring the investment program for each Portfolio and overseeing the performance of AllianceBernstein and each Portfolio. EIM believes that AllianceBernstein will provide high quality services to the Portfolios without any change in the advisory fee rates paid by the Portfolios to the Adviser. In addition, if a Portfolio’s shareholders approve the New Sub-Advisory Agreement, EIM will reduce the expense limits (also referred to as “expense caps”) under the Expense Limitation Agreement that is in effect for the Portfolio, which would reduce the expense ratios for the Portfolio and thus result in cost savings for investors.

As discussed below, because AllianceBernstein is an affiliate of the Adviser, the New Sub-Advisory Agreement, and the compensation to be paid thereunder, must be approved by the shareholders of each Portfolio. If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, the termination of SSGA FM, and the appointment of AllianceBernstein, as a sub-adviser to that Portfolio (or an allocated portion thereof), the New Sub-Advisory Agreement, and the voluntary expense limitation arrangement will take effect with respect to that Portfolio on or about June 29, 2026.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN EIM AND ALLIANCEBERNSTEIN WITH RESPECT TO EACH PORTFOLIO

Background on the Proposal

The Adviser has entered into investment sub-advisory agreements with one or more investment sub-advisers with respect to the Portfolios, pursuant to which the sub-advisers provide the day-to-day implementation of an investment program for all, or a portion, of each Portfolio’s assets and provide certain related administrative functions, all subject to the supervision and monitoring of the Adviser and the oversight of the Board. Pursuant to each investment sub-advisory agreement, the Adviser, and not

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a Portfolio, pays a sub-advisory fee to the sub-adviser. The Adviser and the Trust have obtained from the SEC an exemptive order (the “Exemptive Order”) that permits the Adviser, subject to the approval of the Board, to hire, terminate and replace sub-advisers and to amend the investment sub-advisory agreements between the Adviser and the sub-advisers without obtaining shareholder approval. However, under the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an “affiliated person” (as that term is defined in the 1940 Act) of the Adviser (an “Affiliated Sub-Adviser”) unless the investment sub-advisory agreement with the Affiliated Sub-Adviser, including the compensation to be paid thereunder, is also approved by the affected Portfolio’s shareholders.

AllianceBernstein, a Delaware limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. Equitable Holdings is the indirect parent company of the Adviser. As such, AllianceBernstein is an Affiliated Sub-Adviser of the Adviser. As explained above, pursuant to the Exemptive Order, the Adviser may not enter into an investment sub-advisory agreement with an Affiliated Sub-Adviser, like AllianceBernstein, without shareholder approval. Accordingly, the shareholders of each Portfolio are being asked to approve the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to the relevant Portfolio. The approval of the New Sub-Advisory Agreement and the appointment of AllianceBernstein as sub-adviser to a Portfolio will not result in any changes to the investment advisory fee rates paid by the Portfolio to the Adviser and is not expected to result in any changes to the investment program of the Portfolio. However, if a Portfolio’s shareholders approve the New Sub-Advisory Agreement, the Adviser will implement lower, voluntary expense limitations with respect to the Portfolio, effective on or about June 29, 2026, as described below (see “Additional Fee Information”), and the lower, voluntary expense limitations will become contractual effective May 1, 2027.

In connection with the Board’s consideration of the Adviser’s proposal to appoint AllianceBernstein as sub-adviser to each of the Portfolios, and in light of the affiliation between the Adviser and AllianceBernstein, the Independent Trustees of the Board requested extensive information from the Adviser and AllianceBernstein and held multiple meetings, including meetings requested with senior officers of the Adviser and AllianceBernstein, to review the proposal. Based on its review of the presentations and materials provided by the Adviser and AllianceBernstein over the course of these meetings – and noting, among other things, (i) AllianceBernstein’s capabilities and significant experience managing passive (or “index”) and active fixed income strategies, (ii) that the approval of the New Sub-Advisory Agreement and the appointment of AllianceBernstein as sub-adviser to a Portfolio will not result in any changes to the investment advisory fee rates paid by the Portfolio to the Adviser and is not expected to result in any changes to the investment program of the Portfolio, and (iii) that AllianceBernstein’s lower sub-advisory fee rates will enable the Adviser to reduce the expense caps in effect with respect to each Portfolio under the current Expense Limitation Agreement, thereby enabling investors in the Portfolios to benefit

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from AllianceBernstein’s lower effective sub-advisory fees and to be subject to lower overall net expense ratios – the Board, including the Independent Trustees, determined that the replacement of SSGA FM with AllianceBernstein was in the best interests of each Portfolio and its shareholders, and, at a meeting held on March 4-5, 2026, unanimously approved (i) the termination of SSGA FM as a sub-adviser to each Portfolio (or an allocated portion thereof), (ii) the appointment of AllianceBernstein as a sub-adviser to each Portfolio (or an allocated portion thereof), (iii) the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Portfolio, and (iv) an amendment to the Expense Limitation Agreement among the Adviser, the Administrator, and the Trust with respect to each Portfolio to reduce a Portfolio’s contractual expense limit effective May 1, 2027, contingent on shareholder approval of the New Sub-Advisory Agreement with respect to that Portfolio. The principal factors and conclusions that formed the basis of the Board’s approvals are discussed below (see “Matters Considered by the Board”). If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, the termination of SSGA FM, and the appointment of AllianceBernstein, as a sub-adviser to that Portfolio (or an allocated portion thereof), the New Sub-Advisory Agreement, and the voluntary expense limitation arrangement will take effect with respect to that Portfolio on or about June 29, 2026.

The Current Sub-Adviser

SSGA FM is not an Affiliated Sub-Adviser of the Adviser. As permitted under the Exemptive Order, SSGA FM was appointed as a sub-adviser to each Portfolio with the approval of the Board and without shareholder approval. SSGA FM currently serves as a sub-adviser with respect to all of the assets of the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio, and with respect to an allocated portion of the assets of the Multimanager Core Bond Portfolio, pursuant to an investment sub-advisory agreement between EIM and SSGA FM dated July 16, 2020, as amended June 23, 2021 (the “Current Sub-Advisory Agreement”). The Board most recently considered and approved the renewal of the Current Sub-Advisory Agreement with respect to each Portfolio at an in-person meeting held on July 22-23, 2025, in connection with the 2025 annual renewal of the agreement. For the services provided by SSGA FM, the Adviser, and not the Portfolios, paid SSGA FM sub-advisory fees as follows for the fiscal year ended December 31, 2025:

Portfolio	Sub-Advisory Fee Paid by the Adviser to SSGA FM
EQ/Core Bond Index Portfolio	$866,771
EQ/Intermediate Government Bond Portfolio	$720,137
Multimanager Core Bond Portfolio	$40,232

Comparison of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement

The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are

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substantially similar — except as to the effective date, the initial term, the named sub-adviser, and the sub-advisory fee rates — and there is no substantive change proposed to the services to be provided to the Portfolios under the New Sub-Advisory Agreement. The material terms of the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement are discussed in more detail below.

Services to Be Provided; Fees. Under the New Sub-Advisory Agreement, each Portfolio would continue to receive substantially similar sub-advisory services as it receives under the Current Sub-Advisory Agreement. Under both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement, the Adviser employs a sub-adviser to implement the investment program of each Portfolio, or an allocated portion thereof, consistent with the Portfolio’s objectives and strategies, subject to the supervision and monitoring of the Adviser and the oversight of the Board. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the respective sub-adviser is responsible for making day-to-day investment decisions on behalf of each Portfolio (or an allocated portion thereof), placing orders for the purchase and sale of investments for each Portfolio (or an allocated portion thereof) with brokers or dealers selected by the sub-adviser or the Adviser, and performing certain limited administrative functions.

For these services, the Adviser, and not a Portfolio, pays the sub-adviser a sub-advisory fee out of the advisory fee the Adviser receives from each Portfolio. The overall advisory fee rates paid by each Portfolio to the Adviser will not change as a result of the New Sub-Advisory Agreement. The sub-advisory fee rates payable by the Adviser to AllianceBernstein under the New Sub-Advisory Agreement will be lower at all asset levels than the sub-advisory fee rates currently paid by the Adviser to SSGA FM under the Current Sub-Advisory Agreement.

The annual sub-advisory fee rates currently paid by the Adviser to SSGA FM under the Current Sub-Advisory Agreement are as follows:

Portfolio	Annual Sub-Advisory Fee Rate – SSGA FM
EQ/Core Bond Index Portfolio	0.02% of the Portfolio’s average daily net assets up to and including $2 billion; and 0.015% of the Portfolio’s average daily net assets in excess of $2 billion.
EQ/Intermediate Government Bond Portfolio	0.02% of the Portfolio’s average daily net assets up to and including $2 billion; and 0.015% of the Portfolio’s average daily net assets in excess of $2 billion.
Multimanager Core Bond Portfolio	0.02% of the SSGA FM Allocated Portion’s average daily net assets up to and including $2 billion; and 0.015% of the SSGA FM Allocated Portion’s average daily net assets in excess of $2 billion.

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The annual sub-advisory fee rates payable by the Adviser to AllianceBernstein under the New Sub-Advisory Agreement are as follows:

Portfolio	Annual Sub-Advisory Fee Rate – AllianceBernstein
EQ/Core Bond Index Portfolio	0.0150% of the Portfolio’s average daily net assets up to and including $2.5 billion; 0.0125% of the Portfolio’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and 0.01% of the Portfolio’s average daily net assets in excess of $5 billion.
EQ/Intermediate Government Bond Portfolio	0.0150% of the Portfolio’s average daily net assets up to and including $2.5 billion; 0.0125% of the Portfolio’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and 0.01% of the Portfolio’s average daily net assets in excess of $5 billion.
Multimanager Core Bond Portfolio	0.0150% of the AllianceBernstein Allocated Portion’s average daily net assets up to and including $2.5 billion; 0.0125% of the AllianceBernstein Allocated Portion’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and 0.01% of the AllianceBernstein Allocated Portion’s average daily net assets in excess of $5 billion.

If, during the Portfolios’ fiscal year ended December 31, 2025, the assets that were allocated to SSGA FM had been allocated to AllianceBernstein, EIM would have paid AllianceBernstein: (1) a sub-advisory fee rate of 0.14% of the EQ/Core Bond Index Portfolio’s average daily net assets and a sub-advisory fee of $685,645 with respect to the EQ/Core Bond Index Portfolio, which would have represented a 21% decrease in the amount of the sub-advisory fee paid; (2) a sub-advisory fee rate of 0.14% of the EQ/Intermediate Government Bond Portfolio’s average daily net assets and a sub-advisory fee of $563,281 with respect to the EQ/Intermediate Government Bond Portfolio, which would have represented a 22% decrease in the amount of the sub-advisory fee paid; and (3) a sub-advisory fee rate of 0.15% of the Multimanager Core Bond Portfolio’s average daily net assets and a sub-advisory fee of $29,995 with respect to the Multimanager Core Bond Portfolio, which would have represented a 25% decrease in the amount of the sub-advisory fee paid.

Limitation of Liability and Indemnification. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that the sub-adviser will not be liable for any loss incurred by a Portfolio, the Trust or the Adviser resulting from the sub-adviser’s error of judgment, mistake of law, or other act or omission by the sub-adviser, provided that the sub-adviser will be liable for, and will indemnify a Portfolio, the Trust and the Adviser against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the sub-adviser in the performance of any of its duties or obligations under the agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy

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materials, reports, advertisements, sales literature or other materials pertaining to a Portfolio, the Trust or the Adviser, or the omission of a material fact known to the sub-adviser which was required to be stated in such documents or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the sub-adviser.

Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement include reciprocal provisions as to the liability of the Adviser to the sub-adviser, and both provide that the Adviser will not be liable for any loss incurred by the sub-adviser resulting from the Adviser’s error of judgment, mistake of law, or other act or omission by the Adviser, provided that the Adviser will be liable for, and will indemnify the sub-adviser against, all losses arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations under the agreement or (ii) any untrue statement of a material fact contained in the prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to a Portfolio, the Trust or the Adviser, or the omission of a material fact known to the Adviser which was required to be stated in such documents or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the sub-adviser.

Term and Continuance. The initial term of the Current Sub-Advisory Agreement (which is the annual continuation of the agreement, as described above) is one year from its effective date, whereas the initial term of the New Sub-Advisory Agreement would be two years from its effective date. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement provide for the continuance of the agreement for successive one-year terms as to a Portfolio after the initial term, provided that such continuance is approved at least annually by the Board, including a majority of the Independent Trustees. Notwithstanding the initial two-year term of the New Sub-Advisory Agreement, the Board intends to conduct annual contract reviews of the New Sub-Advisory Agreement with respect to each Portfolio in 2027 and 2028 consistent with its current review and approval process.

Termination. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each may be terminated with respect to a Portfolio, at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Portfolio, upon sixty (60) days’ written notice to the Adviser and the relevant sub-adviser. The Adviser or the relevant sub-adviser also may terminate the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the other party and the Trust. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each will terminate automatically in the event of its assignment (as defined in the 1940 Act), or in the event the investment advisory agreement between the Adviser and the Trust terminates for any reason. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement each will also terminate upon written notice by

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a party to the other party that the other party is in material breach of the agreement, unless such material breach is cured to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Description of Adviser’s Responsibilities. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement include a detailed description of the Adviser’s general responsibilities with respect to the Portfolios, including, among other things: (1) providing a continuous investment program for the Portfolios; (2) monitoring the implementation of each Portfolio’s investment program; (3) assessing each Portfolio’s investment objectives and policies, composition, investment style and investment process; (4) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (5) developing and evaluating strategic initiatives with respect to the Portfolios; (6) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to a Portfolio’s investment objectives and policies; (7) coordinating and/or implementing strategic initiatives approved by the Board; and (8) preparing and providing reports to the Board on the impact of such strategic initiatives.

Delegation of Authority to Sub-Advisers; Oversight of Sub-Advisers. Both the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement state that, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the sub-adviser; (2) assessing each Portfolio’s investment focus and furnishing the Board with periodic reports concerning the sub-adviser; (3) allocating and reallocating the assets of a Portfolio, or a portion thereof, managed by one or more sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program with respect to each Portfolio (or portion thereof); (5) causing the sub-adviser to furnish to the Board such information and reports as the Board may reasonably request; and (6) compensating each sub-adviser.

For more complete information and for all of the provisions of the New Sub-Advisory Agreement, please refer to Exhibit A attached to this Proxy Statement. If the Portfolios’ shareholders approve the New Sub-Advisory Agreement, the Adviser intends to add the Portfolios, by amendment, to the existing investment sub-advisory agreement between the Adviser and AllianceBernstein dated July 16, 2020, as amended, with respect to the other portfolios of the Trust for which AllianceBernstein currently serves as sub-adviser. A form of amendment to the existing investment sub-advisory agreement between the Adviser and AllianceBernstein is provided in Exhibit A. The Board most recently considered and approved the renewal of the existing investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to the other portfolios of the Trust at an in-person meeting held on July 22-23, 2025, in connection with the 2025 annual renewal of the agreement with respect to those portfolios.

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Reasons for the New Sub-Advisory Agreement

The Adviser’s recommendation of AllianceBernstein to replace SSGA FM as sub-adviser to each Portfolio is based on its assessment that AllianceBernstein has the capability and capacity to manage each Portfolio’s passive (or “index”) strategy in a manner consistent with the best interests of that Portfolio and its investors. The Adviser believes that AllianceBernstein will provide high quality services to the Portfolios without any change in the advisory fee rates paid by the Portfolios to the Adviser and at lower sub-advisory fee rates that will enable the Adviser to reduce the expense caps in effect with respect to each Portfolio under the current Expense Limitation Agreement, thereby enabling investors in the Portfolios to benefit from AllianceBernstein’s lower effective sub-advisory fees and to be subject to lower overall net expense ratios.

The Adviser also believes that the appointment of AllianceBernstein, an affiliate of the Adviser, will enhance the Adviser’s ability to provide efficient oversight and greater control regarding the services provided to the Portfolios, which will serve to further mitigate operational and other risks. The Adviser believes that AllianceBernstein has the requisite experience and expertise to manage the Portfolios’ index strategies. AllianceBernstein had approximately $78.2 billion in assets under management in index strategies in the aggregate as of December 31, 2025, including approximately $8.6 billion in U.S. fixed income index strategies similar to the types of strategies utilized by the Portfolios, and has significant portfolio management, analyst, trading, compliance and other resources committed to managing index-based investment strategies. AllianceBernstein also currently serves as a sub-adviser to other portfolios of the Trust, or allocated portions thereof, that utilize fixed income index strategies that seek to track the performance of a particular fixed income index or indices, an investment strategy that is also utilized by the Portfolios, and has had favorable results implementing such strategies for these other portfolios of the Trust. AllianceBernstein also currently serves as a sub-adviser to other portfolios of the Trust, or allocated portions thereof, that utilize fixed income active strategies. With respect to the Multimanager Core Bond Portfolio, the Adviser also believes that AllianceBernstein’s investment strategy would complement the investment strategies employed by the other sub-advisers to the Portfolio. In addition, while the transaction costs will depend on market conditions at the time of the transition from SSGA FM to AllianceBernstein, the Adviser will seek to manage transaction costs associated with the transition by, among other things, utilizing in-kind transfers of assets, which are expected to comprise the substantial majority of the transition.

After considering all relevant factors, including the explanation and rationale provided by the Adviser, the Board, acting in the exercise of its business judgment, approved the appointment of AllianceBernstein as a new sub-adviser for each Portfolio and the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Portfolio. See “Matters Considered by the Board” below. Implementation of the New Sub-Advisory Agreement with respect to a Portfolio is subject to receipt of the required shareholder approval for that Portfolio.

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Information about the New Sub-Adviser

AllianceBernstein is organized as a Delaware limited partnership and is indirectly majority owned by, and therefore controlled by and affiliated with, Equitable Holdings, which is a publicly-owned company. AllianceBernstein Corporation, the general partner of AllianceBernstein, is an indirect wholly-owned subsidiary of Equitable Holdings. AllianceBernstein provides investment management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks and insurance companies and high net worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. The principal offices of AllianceBernstein are located at 501 Commerce Street, Nashville, Tennessee 37203. As of December 31, 2025, AllianceBernstein had approximately $867 billion in total assets under management, including approximately $8.6 billion in passive fixed income assets under management. The principal offices of Equitable Holdings are located at 1345 Avenue of the Americas, New York, New York 10105.

Set forth below are the names, titles and principal occupations of the principal executive officer and each director or general partner of AllianceBernstein. The address of each individual is 501 Commerce Street, Nashville, Tennessee 37203.

Name	Title/Responsibilities
ABC	General Partner of AllianceBernstein
Mark Pearson	Director of AllianceBernstein
Seth Bernstein	Chief Executive Officer of AllianceBernstein
Joan Lamm-Tennant	Chair of the Board and Director of AllianceBernstein Corporation
Daniel Kaye	Director of AllianceBernstein Corporation
Das Narayandas	Director of AllianceBernstein Corporation
Charles Stonehill	Director of AllianceBernstein Corporation
Robin Raju	Director of AllianceBernstein Corporation
Nick Lane	Director of AllianceBernstein Corporation
Todd Walthall	Director of AllianceBernstein Corporation
Bruce Holley	Director of AllianceBernstein Corporation

None of the officers or trustees of the Trust are officers, employees, directors, general partners, or shareholders of AllianceBernstein. None of the officers or trustees of the Trust own securities or have any other material investment in AllianceBernstein. Certain officers of the Trust who are not directors or general partners of AllianceBernstein own securities of Equitable Holdings; the amount of such holdings, in the aggregate, does not exceed 1% of the outstanding shares of such entity.

Information regarding the (sub-)advisory fees charged by AllianceBernstein for other mutual funds that it (sub-)advises with investment objectives similar to those of the Portfolios is provided in Exhibit B attached to this Proxy Statement.

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New Portfolio Managers for the Portfolios

Each Portfolio will be managed by a team of portfolio managers and other investment professionals. Information about the portfolio managers of AllianceBernstein who will be jointly and primarily responsible for the securities selection, research and trading for each Portfolio is as follows:

Matthew Sheridan, CFA® is a Senior Vice President and Director of Fixed Income of AllianceBernstein, leading the firm’s US Multi-Sector Fixed Income Strategies. He is also a member of the Global Fixed Income and Income Strategies portfolio management teams. Additionally, Mr. Sheridan is a member of the Rates and Currency Research Review team and the Emerging Market Debt Research Review team. He joined AllianceBernstein in 1998. He is a CFA charterholder.

William Smith, CFA® is a Senior Vice President and Head of Credit at AllianceBernstein. He is also a member of the High Income, Global High Yield, Short Duration High Yield and European High Yield portfolio management teams. He joined AllianceBernstein in 2012. He is a CFA charterholder.

Sonam Dorji is a Senior Vice President and Portfolio Manager of AllianceBernstein, primarily focusing on Global Multi-Sector Income strategies. She joined AllianceBernstein in 2012.

Mr. Sheridan currently serves as a portfolio manager for the EQ/AB Short Duration Government Bond Portfolio, which is actively managed, and for the portion of the EQ/Quality Bond PLUS Portfolio that pursues a fixed income index strategy as well as a portion of the EQ/Quality Bond PLUS Portfolio that is actively managed. The EQ/AB Short Duration Government Bond Portfolio and EQ/Quality Bond PLUS Portfolio are portfolios of the Trust.

Messrs. Sheridan and Smith and Ms. Dorji currently serve as portfolio managers for the EQ/Long-Term Bond Portfolio and EQ/Intermediate Corporate Bond Portfolio, both of which pursue fixed income index strategies and are portfolios of the Trust.

Matters Considered by the Board

In connection with the Board’s consideration of the Adviser’s proposal to appoint AllianceBernstein as the sub-adviser to each of the Portfolios, and in light of the affiliation between the Adviser and AllianceBernstein, the Independent Trustees of the Board requested extensive information from the Adviser and AllianceBernstein and held multiple meetings, including meetings requested with senior officers of the Adviser and AllianceBernstein, to review the proposal. As more fully described below, based on its review of the presentations and materials provided by the Adviser and AllianceBernstein over the course of these meetings — and noting, among other things, (i) AllianceBernstein’s capabilities and significant experience managing passive and active fixed income strategies, (ii) that the approval of the New Sub-Advisory Agreement and the appointment of AllianceBernstein as sub-adviser to a Portfolio will

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not result in any changes to the investment advisory fee rates paid by the Portfolio to the Adviser and is not expected to result in any changes to the investment program of the Portfolio, and (iii) that AllianceBernstein’s lower sub-advisory fee rates will enable the Adviser to reduce the expense caps in effect with respect to each Portfolio under the current Expense Limitation Agreement, thereby enabling investors in the Portfolios to benefit from AllianceBernstein’s lower effective sub-advisory fees and to be subject to lower overall net expense ratios — the Board, including the Independent Trustees, determined that the replacement of SSGA FM with AllianceBernstein was in the best interests of each Portfolio and its shareholders, and, at a meeting held on March 4-5, 2026, unanimously approved (i) the termination of SSGA FM as a sub-adviser to each Portfolio (or an allocated portion thereof), (ii) the appointment of AllianceBernstein as a sub-adviser to each Portfolio (or an allocated portion thereof), (iii) the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Portfolio, and (iv) an amendment to the Expense Limitation Agreement among the Adviser, the Administrator, and the Trust with respect to each Portfolio to reduce a Portfolio’s contractual expense limit effective May 1, 2027, contingent on shareholder approval of the New Sub-Advisory Agreement with respect to that Portfolio. The Board noted, however, that under the Exemptive Order described above, the Adviser may not enter into the New Sub-Advisory Agreement with AllianceBernstein with respect to a Portfolio unless the New Sub-Advisory Agreement, including the compensation to be paid thereunder, is also approved by the Portfolio’s shareholders.

In reaching its decision to approve the New Sub-Advisory Agreement between the Adviser and AllianceBernstein with respect to each Portfolio, the Board considered the overall fairness of the agreement and whether the agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio and the New Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by AllianceBernstein; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to AllianceBernstein and its affiliates (i.e., indirect benefits that AllianceBernstein or its affiliates would not receive but for the relationship with the Portfolio).

In connection with its deliberations, the Board took into account extensive information requested by the Independent Trustees and prepared by the Adviser and AllianceBernstein, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees in connection with the above-referenced multiple meetings. Over the course of these meetings, the Independent Trustees, in consultation with their independent legal counsel, engaged in an extensive review of the information provided and requested additional information during the course of their review. The information provided to the Trustees described, among other things, the services to be provided by AllianceBernstein, as well as AllianceBernstein’s investment personnel, proposed sub-advisory fees, performance information, and other matters. In addition, at the request of the Independent Trustees,

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the Board met in person with senior representatives of AllianceBernstein to discuss the proposal, as well as with senior representatives of the Adviser to discuss the New Sub-Advisory Agreement and the information provided. The Board also took into account that AllianceBernstein currently serves as investment sub-adviser to several other portfolios (or allocated portions of portfolios) of the Trust, including certain other portfolios (i.e., the EQ/Long-Term Bond Portfolio, EQ/Intermediate Corporate Bond Portfolio, and EQ/Quality Bond PLUS Portfolio) (or allocated portions thereof) that, like the Portfolios, pursue fixed income index strategies. The Board noted that AllianceBernstein serves as the sole investment sub-adviser for the EQ/Long-Term Bond Portfolio and EQ/Intermediate Corporate Bond Portfolio, each of which pursues a fixed income index strategy, and that, with respect to the EQ/Quality Bond PLUS Portfolio, AllianceBernstein manages the portion of the portfolio that pursues a fixed income index strategy, as well as a portion of the portfolio that is actively managed. In this regard, the Board also took into account information, including information relating to AllianceBernstein, provided to the Trustees at prior Board and committee meetings, including AllianceBernstein’s presentations to sub-groups of the Board’s Investment Committee during the committee’s meetings held on March 19, 2025, and April 23, 2025, and information provided to the Trustees in connection with the Board’s 2025 annual renewal of the existing investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to the other portfolios of the Trust for which AllianceBernstein currently serves as sub-adviser. The Board noted that, at its request, the Adviser had agreed to additional reductions in expense caps for certain Portfolios in addition to those the Adviser initially had proposed. The Board further noted that the Adviser had agreed to bear the expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreement that exceed a Portfolio’s expense caps and that each Portfolio is currently operating at its expense caps.

The Independent Trustees were assisted by independent legal counsel prior to and during the multiple meetings at which the proposal was discussed and during their deliberations regarding the New Sub-Advisory Agreement and received from legal counsel materials outlining, among other things, their fiduciary duties and the legal standards applicable to their consideration of the New Sub-Advisory Agreement. The Independent Trustees also met in executive sessions, including with their independent legal counsel, during the multiple meetings at which the proposal was discussed to review the information provided and consider their responsibilities under applicable law, and communicated follow-up questions for the Adviser and AllianceBernstein to address at the meetings. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the proposal and to provide additional information requested by the Independent Trustees. At the meetings and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions regarding the Adviser’s rationale for proposing that affiliate AllianceBernstein serve as sub-adviser to the Portfolios. The Independent Trustees also noted that, in connection with the Board’s regular meeting schedule, the Independent Trustees periodically meet in executive session with senior representatives of AllianceBernstein, including the chief executive officer.

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Although the Board approved the New Sub-Advisory Agreement for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In considering the New Sub-Advisory Agreement with respect to each Portfolio, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. In approving the New Sub-Advisory Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, after considering all factors and information they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the proposed sub-advisory fee for each Portfolio was fair and reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of the Portfolio and its investors and did not involve a conflict of interest from which the Adviser or AllianceBernstein would derive an inappropriate advantage. Although the Board gave attention to all information provided, the following discusses some of the primary factors and information it deemed relevant to its decision to approve the New Sub-Advisory Agreement with respect to each Portfolio.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by AllianceBernstein. In addition to the investment performance and fee information discussed below, the Board considered AllianceBernstein’s responsibilities with respect to each Portfolio (or allocated portion thereof) pursuant to the New Sub-Advisory Agreement, and AllianceBernstein’s experience in managing both passive and active fixed income strategies (as well as passive equity strategies) for other portfolios (or allocated portions of portfolios) of the Trust for which it currently serves as investment sub-adviser.

The Board considered that AllianceBernstein, subject to the oversight of the Adviser, would be responsible for making investment decisions for each Portfolio (or an allocated portion thereof); placing with brokers or dealers orders for the purchase and sale of investments for each Portfolio (or an allocated portion thereof); and performing certain related administrative functions. The Board also reviewed information regarding AllianceBernstein’s process for selecting investments for each Portfolio (or an allocated portion thereof), as well as information regarding the qualifications and experience of the members of AllianceBernstein’s fixed income portfolio management team who would provide services to each Portfolio (or an allocated portion thereof), as well as information on staffing levels and succession planning. In this regard, the Board considered that the same AllianceBernstein portfolio managers who are primarily responsible for managing passive and active fixed income strategies for other portfolios (or allocated portions of portfolios) of the Trust would manage all, or a portion, of each Portfolio’s assets. The Board also considered information regarding AllianceBernstein’s policies and procedures for executing portfolio transactions for each Portfolio (or an allocated portion thereof) and AllianceBernstein’s policies and procedures for selecting brokers and dealers. In addition, the Board considered

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AllianceBernstein’s trading experience and received information regarding how AllianceBernstein would seek to achieve “best execution” on behalf of each Portfolio (or an allocated portion thereof). The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by AllianceBernstein also was based, in part, on the Trustees’ experience and familiarity with AllianceBernstein serving as sub-adviser to several other portfolios of the Trust, or allocated portions thereof, and on periodic reports provided to the Trustees regarding the services provided by AllianceBernstein to those other portfolios or allocated portions thereof. The Board also noted its general satisfaction with the nature and quality of the services being provided by AllianceBernstein to the other portfolios of the Trust.

The Board also factored into its review its familiarity with AllianceBernstein’s compliance program, policies and procedures, noting that it had considered the Trust’s Chief Compliance Officer’s evaluation of AllianceBernstein’s compliance program, policies and procedures in connection with its 2025 annual renewal of the existing investment sub-advisory agreement between the Adviser and AllianceBernstein with respect to the other portfolios of the Trust. The Board also considered AllianceBernstein’s representation that there were no material pending lawsuits, enforcement proceedings or regulatory investigations that would impact AllianceBernstein’s ability to provide services to the Portfolios, and received information regarding AllianceBernstein’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. The Board also considered information as to the overall amount of Equitable assets currently sub-advised by AllianceBernstein, as well as the overall amount of Equitable assets that would be sub-advised by AllianceBernstein if the Portfolios’ shareholders approve the New Sub-Advisory Agreement, and noted that AllianceBernstein is Equitable’s largest sub-adviser relationship in terms of aggregate net assets sub-advised. In addition, the Independent Trustees received information about business relationships that the Adviser and other affiliates, including Equitable Financial, have with AllianceBernstein, in addition to the relationship involving the other portfolios of the Trust for which AllianceBernstein currently serves as sub-adviser and the proposed relationship involving the Portfolios. In this regard, the Board also received materials regarding the practices, policies and procedures (as well as periodic enhancements thereto) adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered AllianceBernstein’s expertise, resources, proposed investment strategy, and personnel for advising each Portfolio (or allocated portion thereof), noting its familiarity with AllianceBernstein’s indexing (or “passive”) approach. The Board also received and reviewed, for various time periods, AllianceBernstein’s performance and tracking error data in managing other funds and/or accounts with a comparable investment strategy as each Portfolio, as compared to an appropriate benchmark. With respect to the EQ/Intermediate Government Bond Portfolio, the Board noted that AllianceBernstein currently manages — for the portion of the EQ/Quality Bond PLUS Portfolio that pursues a fixed income index strategy — an index strategy that tracks the same market index as the EQ/Intermediate Government Bond

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Portfolio. With respect to the EQ/Core Bond Index Portfolio and Multimanager Core Bond Portfolio, the Board noted that AllianceBernstein does not currently manage an index strategy that tracks the same market index as the Portfolio (or allocated portion thereof), but that AllianceBernstein manages — for the EQ/Intermediate Corporate Bond Portfolio and for the portion of the EQ/Quality Bond PLUS Portfolio that pursues a fixed income index strategy — other index strategies that track overlapping segments of the market index that is tracked by the Portfolio (or allocated portion thereof). The Board generally considered longer-term performance over a full market cycle (typically five years or longer, if applicable) to be more important than short-term performance. The Board also noted that passive fixed income strategies, such as the strategies for the Portfolios, are typically not full replication strategies but rather sampling strategies, and the Board considered AllianceBernstein’s experience with the stratified sampling approach for the EQ/Long-Term Bond Portfolio and EQ/Intermediate Corporate Bond Portfolio. The Trustees also noted that they had reviewed AllianceBernstein’s performance through their oversight of AllianceBernstein’s management of the other portfolios (or allocated portions of portfolios) of the Trust since its appointment to those portfolios (or allocated portions). The Board noted that AllianceBernstein has had favorable results with respect to tracking the applicable fixed income indexes for other portfolios of the Trust.

With respect to the Multimanager Core Bond Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple investment sub-advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of the Portfolio (which is currently managed by SSGA FM) generally seeks to achieve the total return performance of a particular index, and the other portions of the Portfolio are actively managed by other sub-advisers. The Board further considered the Adviser’s belief that AllianceBernstein’s fixed income index strategy would complement the investment strategies employed by the other sub-advisers to the Multimanager Core Bond Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by AllianceBernstein were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the New Sub-Advisory Agreement.

Fees and Expenses

The Board also considered the proposed sub-advisory fee with respect to each Portfolio (or allocated portion thereof) in light of the nature, quality and extent of the overall services to be provided by AllianceBernstein. With respect to each Portfolio, the Board noted that the proposed sub-advisory fee to be paid by the Adviser to AllianceBernstein under the New Sub-Advisory Agreement would be based on a fee rate schedule that is lower at all asset levels than the sub-advisory fee rate schedule currently paid by the Adviser to SSGA FM. The Board also considered the relative levels of the sub-advisory fee to be paid by the Adviser to AllianceBernstein with respect to

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each Portfolio and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by AllianceBernstein, and the information prepared by management regarding the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. The Board noted that, although the Adviser was not proposing to reduce the advisory fee rate schedules currently paid by the Portfolios to the Adviser, the Adviser was proposing lower, voluntary expense limitations with respect to each Portfolio, contingent upon shareholder approval of the New Sub-Advisory Agreement and appointment of AllianceBernstein as sub-adviser to the Portfolio, as described below.

The Board also considered, with respect to each Portfolio, the proposed sub-advisory fee rate schedule for AllianceBernstein in light of the fees that AllianceBernstein charges under other sub-advisory agreements with other comparable clients that follow an investment strategy similar to that of the Portfolio and, where applicable, the rationale for differences in the Portfolio’s sub-advisory fee and the fees charged to those other clients. The Board also noted that the proposed sub-advisory fee rate schedule for each Portfolio is the same as the sub-advisory fee rate schedule that AllianceBernstein currently charges to other fixed income portfolios (or allocated portions of fixed income portfolios) of the Trust for which AllianceBernstein currently serves as an investment sub-adviser using an indexing (or “passive”) approach.

The Board further noted that the Adviser, and not a Portfolio, would pay AllianceBernstein and that the proposed sub-advisory fees were negotiated between AllianceBernstein and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fees agreed upon with AllianceBernstein are reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for AllianceBernstein is fair and reasonable. The Board also considered that, while the transaction costs will depend on market conditions at the time of the transition from SSGA FM to AllianceBernstein, the Adviser would seek to manage transaction costs associated with the transition by, among other things, utilizing in-kind transfers of assets, which are expected to comprise the substantial majority of the transition.

In addition, the Board considered that the Adviser had contractually agreed to waive all or a portion of its and its affiliates’ advisory, administrative and other fees and, if necessary, make payments to each Portfolio so that the Portfolio’s net expense ratios do not exceed certain levels as set forth in the Portfolio’s prospectus.

With respect to the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio, the Board also noted that, in connection with the Board’s 2025 annual renewal of the investment advisory agreement between the Adviser and the Trust with respect to each such Portfolio, the Adviser had agreed, effective October 1, 2025, to implement lower, voluntary expense caps with respect to each such Portfolio.

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(See “Additional Fee Information” below.) The Board noted that these lower, voluntary expense caps with respect to the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio were not contingent upon Board or shareholder approval of the New Sub-Advisory Agreement and appointment of AllianceBernstein as sub-adviser to the Portfolios. The Board further noted that the expense caps would enable the investors in the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio to be subject to lower overall net expense ratios. The Board noted that each of these lower, voluntary expense caps would become contractual effective May 1, 2026.

In addition, with respect to the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio, the Board noted that, if a Portfolio’s shareholders approve the New Sub-Advisory Agreement, the Adviser will further lower the voluntary expense caps (referenced in the immediately preceding paragraph) with respect to the Portfolio, effective on or about June 29, 2026, as described below (see “Additional Fee Information”). Furthermore, with respect to the Multimanager Core Bond Portfolio, the Board noted that, if the Portfolio’s shareholders approve the New Sub-Advisory Agreement, the Adviser will implement lower, voluntary expense caps with respect to the Portfolio, effective on or about June 29, 2026, as described below (see “Additional Fee Information”). The Board recognized that these lower, voluntary expense caps with respect to each Portfolio are contingent upon shareholder approval of the New Sub-Advisory Agreement and appointment of AllianceBernstein as sub-adviser to the Portfolio. The Board noted that the expense caps would offset the benefit to the Adviser and enable the investors in a Portfolio to benefit from AllianceBernstein’s lower sub-advisory fee rates and to be subject to lower overall net expense ratios. The Board noted that, if a Portfolio’s shareholders approve the New Sub-Advisory Agreement, these lower, voluntary expense caps would become contractual effective May 1, 2027.

Profitability and Costs

The Board also considered, with respect to each Portfolio, the estimated impact of the proposed sub-advisory fee on the profitability of the Adviser. With respect to each Portfolio, the Board noted that the appointment of AllianceBernstein is expected to have a positive impact on the Adviser’s profitability, but that the benefit to the Adviser of AllianceBernstein’s lower sub-advisory fee rates would be offset by the Adviser’s proposed reduction of the Portfolio’s expense limits, which would benefit investors by reducing the Portfolio’s overall net expense ratios. In this regard, the Adviser noted that the appointment of AllianceBernstein as sub-adviser to all of the Portfolios would have a net negative impact on the Adviser’s profitability at the Portfolios’ current asset levels. The Adviser advised the Board that it does not regard sub-adviser profitability as meaningful to its evaluation of the New Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of sub-adviser profitability, noting the Board’s findings as to the reasonableness of the proposed sub-advisory fees and that the fees to be paid to AllianceBernstein are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and

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AllianceBernstein based on the particular circumstances for each of them. The Board further noted that the advisory fee rates paid by each Portfolio to the Adviser would not change as a result of the New Sub-Advisory Agreement. The Board also noted that, as AllianceBernstein is an affiliate of the Adviser, the Adviser provided additional information regarding AllianceBernstein’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees currently paid — and the sub-advisory fees proposed to be paid — by the Adviser to AllianceBernstein are considered as possible fall-out benefits. Based on a review of this information, the Board determined that the Adviser’s anticipated profitability with respect to each Portfolio following the appointment of AllianceBernstein as sub-adviser would continue to be reasonable.

Economies of Scale

The Board also considered whether economies of scale would be realized as each Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee rate schedule with respect to each Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rates are competitive with the sub-advisory fee rates charged by AllianceBernstein to comparable clients. The Board noted that the sub-advisory fee rate schedules for the Portfolios include breakpoints that reduce the sub-advisory fee rate as Portfolio assets under AllianceBernstein’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the advisory fee rate schedules for the Portfolios include breakpoints that reduce the advisory fee rate as Portfolio assets increase above certain levels.

The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale or efficiencies with each Portfolio.

Fall-Out Benefits

The Board also considered possible fall-out benefits that may accrue to AllianceBernstein and its affiliates, including the following. The Board recognized that AllianceBernstein currently serves as investment sub-adviser to several other portfolios (or allocated portions of portfolios) of the Trust and receives sub-advisory fees that are paid by the Adviser out of the fees that it earns from those portfolios, and that, if the Portfolios’ shareholders approve the New Sub-Advisory Agreement, AllianceBernstein also would receive additional sub-advisory fees to be paid by the Adviser out of the fees that it earns from the Portfolios, which would also benefit AllianceBernstein’s affiliates, such as its ultimate parent company, Equitable Holdings. In addition, the Board recognized that AllianceBernstein and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. The Board also noted that

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AllianceBernstein may benefit from greater exposure in the marketplace with respect to AllianceBernstein’s investment process and from expanding its level of assets under management, including within its passive index advisory business, and that AllianceBernstein may derive benefits from its association with the Adviser and other sub-advisers to the Portfolios. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to AllianceBernstein and its affiliates are fair and reasonable.

Required Vote for the Proposal

The shareholders of a Portfolio will vote on the approval of the proposal with respect to that Portfolio separately from the shareholders of each other Portfolio. Approval of the proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to the proposal, “voting securities” refers to the shares of a Portfolio.

If shareholders of a Portfolio do not approve the New Sub-Advisory Agreement, then the retention of AllianceBernstein as sub-adviser for that Portfolio would not go into effect. Instead, such Portfolio would continue to be managed under the investment sub-advisory agreement between EIM and SSGA FM dated July 16, 2020. The Board may further consider other alternatives for an affected Portfolio and will take such action as it deems to be in the best interests of the Portfolio and its shareholders.

The Trustees recommend that the shareholders of each Portfolio vote “FOR” the proposal.

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ADDITIONAL FEE INFORMATION

The Adviser and its affiliates receive compensation from the Portfolios for providing services to the Portfolios that include management, distribution, brokerage, administration and transfer agent services. If the shareholders of a Portfolio approve the New Sub-Advisory Agreement, the Adviser and its affiliates will continue to provide these services to the Portfolio.

Advisory Fees

Each Portfolio pays a fee to the Adviser for advisory services. The table below shows the annual rate of the advisory fees (as a percentage of each Portfolio’s average daily net assets) that the Adviser received during the fiscal year ended December 31, 2025, for providing advisory services to each Portfolio and the rate of the advisory fees waived by the Adviser during the fiscal year ended December 31, 2025, in accordance with the provisions of the Expense Limitation Agreement (including voluntary waivers, if any), as described below, between the Adviser and the Trust with respect to the Portfolios.

	Annual Rate Received	Rate of Fees Waived and Expenses Reimbursed
Portfolio	All Classes	Class IA	Class IB	Class K
EQ/Core Bond Index Portfolio	0.32%	N/A	0.06%	0.06%
EQ/Intermediate Government Bond Portfolio	0.32%	0.06%	0.06%	0.06%
Multimanager Core Bond Portfolio	0.55%	N/A	0.15%	0.15%

N/A — This class of shares is not registered.

In the interest of limiting through April 30, 2027 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each Portfolio, the Adviser has entered into an expense limitation agreement with the Trust with respect to the Portfolios (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to a Portfolio to limit the expenses of the Portfolios so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of a Portfolio’s business) as a percentage of average daily net assets do not exceed the following respective expense ratios:

Portfolio	Class IA	Class IB	Class K
EQ/Core Bond Index Portfolio	N/A	0.62%	0.37%
EQ/Intermediate Government Bond Portfolio	0.62%	0.62%	0.37%
Multimanager Core Bond Portfolio	N/A	0.85%	0.60%

N/A — This class of shares is not registered.

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The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Portfolio will be charged such lower expenses. Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yield.

The following table shows the amount of the advisory fee waived by the Adviser and the amount of the advisory fee paid by each Portfolio to the Adviser for the fiscal year ended December 31, 2025:

Portfolio	Advisory Fee	Amount of Fees Waived and Other Expenses Assumed by Adviser Pursuant to Expense Limitation Agreement	Voluntary Fee Waiver	Advisory Fee Paid to Adviser After Fee Waiver
EQ/Core Bond Index Portfolio	$16,334,008	$1,309,537	$1,689,052	$13,335,419
EQ/Intermediate Government Bond Portfolio	$13,401,857	$1,120,373	$1,425,725	$10,855,759
Multimanager Core Bond Portfolio	$ 4,409,341	$1,259,497	$ 0	$ 3,149,844

In connection with the Board’s 2025 annual renewal of the investment advisory agreement between the Adviser and the Trust with respect to each of the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio, the Adviser agreed, effective October 1, 2025, to implement the following lower, voluntary expense limitations (as a percentage of average daily net assets) with respect to each such Portfolio. These lower, voluntary expense limitations are not contingent upon Board or shareholder approval of the New Sub-Advisory Agreement and appointment of AllianceBernstein as sub-adviser to a Portfolio. These lower, voluntary expense limitations will become contractual with respect to each Portfolio effective May 1, 2026.

Portfolio	Class IA	Class IB	Class K
EQ/Core Bond Index Portfolio	N/A	0.615%	0.365%
EQ/Intermediate Government Bond Portfolio	0.615%	0.615%	0.365%

N/A — This class of shares is not registered.

If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, the Adviser will agree, effective on or about June 29, 2026, to implement the following lower, voluntary expense limitations (as a percentage of average daily net assets) with respect to that Portfolio. These lower, voluntary expense limitations are contingent upon shareholder approval of the New Sub-Advisory Agreement and appointment of AllianceBernstein as sub-adviser to a Portfolio.

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Portfolio	Class IA	Class IB	Class K
EQ/Core Bond Index Portfolio	N/A	0.605%	0.355%
EQ/Intermediate Government Bond Portfolio	0.605%	0.605%	0.355%
Multimanager Core Bond Portfolio	N/A	0.845%	0.595%

N/A — This class of shares is not registered.

If a Portfolio’s shareholders approve the New Sub-Advisory Agreement, the lower, voluntary expense limitations set forth in the table immediately above will become contractual with respect to that Portfolio effective May 1, 2027.

Administration Fees

EIM LLC, an affiliate of the Adviser, provides administrative services to the Trust. The administrative services provided to the Trust by EIM LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, each Portfolio pays EIM LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $30,000 for each of the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio and a minimum annual fee of $32,500 for the Multimanager Core Bond Portfolio. The asset-based administration fee is calculated and billed monthly.

With respect to the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio, each Portfolio pays EIM LLC its proportionate share of an asset-based administration fee of 0.100% of the first $30 billion of the aggregate average daily net assets of these Portfolios and certain other portfolios of the Trust as described below; 0.0975% of the next $10 billion; 0.0900% of the next $5 billion; 0.0775% of the next $10 billion; 0.0750% of the next $30 billion; and 0.0725% thereafter. With respect to the Multimanager Core Bond Portfolio, the Portfolio pays EIM LLC its proportionate share of an asset-based administration fee of 0.140% of the first $60 billion of the aggregate average daily net assets of Portfolio and certain other portfolios of the Trust as described below; 0.110% of the next $20 billion; 0.0775% of the next $20 billion; 0.0750% of the next $20 billion; and 0.0725% thereafter.

The administration fees paid by the Portfolios to EIM LLC during the fiscal year ended December 31, 2025, were as follows:

Portfolio	Administration Fee
EQ/Core Bond Index Portfolio	$4,627,215
EQ/Intermediate Government Bond Portfolio	$3,743,358
Multimanager Core Bond Portfolio	$1,003,268

For purposes of calculating the asset-based administration fee, the assets of the EQ/Core Bond Index Portfolio and EQ/Intermediate Government Bond Portfolio are

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aggregated with the assets of the 1290 VT Convertible Securities Portfolio, 1290 VT DoubleLine Opportunistic Bond Portfolio, 1290 VT Equity Income Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT GAMCO Small Company Value Portfolio, 1290 VT Multi-Alternative Strategies Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Real Estate Portfolio, 1290 VT SmartBeta Equity ESG Portfolio, 1290 VT Socially Responsible Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/AB Sustainable U.S. Thematic Portfolio, EQ/American Century Mid Cap Value Portfolio, EQ/Capital Group Research Portfolio, EQ/ClearBridge Large Cap Growth ESG Portfolio, EQ/Common Stock Index Portfolio, EQ/Equity 500 Index Portfolio, EQ/Fidelity Institutional AM® Large Cap Portfolio, EQ/Franklin Rising Dividends Portfolio, EQ/Goldman Sachs Mid Cap Value Portfolio, EQ/Intermediate Corporate Bond Portfolio, EQ/International Equity Index Portfolio, EQ/lnvesco Comstock Portfolio, EQ/Invesco Global Portfolio, EQ/Invesco Global Real Assets Portfolio, EQ/Janus Enterprise Portfolio, EQ/JPMorgan Growth Stock Portfolio, EQ/JPMorgan Value Opportunities Portfolio, EQ/Large Cap Growth Index Portfolio, EQ/Large Cap Value Index Portfolio, EQ/Lazard Emerging Markets Equity Portfolio, EQ/Long-Term Bond Portfolio, EQ/Loomis Sayles Growth Portfolio, EQ/MFS International Growth Portfolio, EQ/MFS International Intrinsic Value Portfolio, EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, EQ/Mid Cap Index Portfolio, EQ/Money Market Portfolio, EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return ESG Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Small Company Index Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, EQ/Value Equity Portfolio and EQ/Wellington Energy Portfolio.

For purposes of calculating the asset-based administration fee, the assets of the Multimanager Core Bond Portfolio are aggregated with the assets of the EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Technology Portfolio, ATM International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/500 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/JPMorgan Hedged Equity and Premium Income Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth

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Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Core Plus Bond Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Moderate Growth Allocation Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio, EQ/Aggressive Growth Strategy Portfolio, EQ/All Asset Growth Allocation Portfolio, Equitable Conservative Growth MF/ETF Portfolio, Equitable Growth MF/ETF Portfolio, Equitable Moderate Growth MF/ETF Portfolio, EQ/Aggressive Allocation Portfolio, EQ/Conservative Allocation Portfolio, EQ/Conservative-Plus Allocation Portfolio, EQ/Moderate Allocation Portfolio, EQ/Moderate-Plus Allocation Portfolio, Target 2015 Allocation Portfolio, Target 2025 Allocation Portfolio, Target 2035 Allocation Portfolio, Target 2045 Allocation Portfolio, and Target 2055 Allocation Portfolio.

Distribution Fees

Equitable Distributors, an affiliate of the Adviser, serves as the distributor for the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust’s Class IA and Class IB shares. Under the Distribution Plan, the Class IA and Class IB shares of the Trust are charged a distribution and/or service (12b-1) fee to compensate Equitable Distributors for promoting, selling and servicing shares of the Portfolios. The distribution and/or service (12b-1) fee may be retained by Equitable Distributors or used to pay financial intermediaries for similar services. The maximum annual distribution and/or service (12b-1) fee for each Portfolio’s Class IA and Class IB shares, as applicable, is 0.25% of the average daily net assets attributable to Class IA and Class IB shares. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time, the fees for Class IA and Class IB shares will increase your cost of investing and may cost you more than other types of charges. There is no distribution plan with respect to Class K shares, and the Portfolios pay no distribution fees with respect to those shares. For the fiscal year ended December 31, 2025, the Portfolios paid 12b-1 fees to Equitable Distributors in the following amounts:

Portfolio	Class IA Distribution Fees Paid to Equitable Distributors	Class IB Distribution Fees Paid to Equitable Distributors	Total Distribution Fees
EQ/Core Bond Index Portfolio	N/A	$3,694,897	$3,694,897
EQ/Intermediate Government Bond Portfolio	$200,149	$632,037	$832,186
Multimanager Core Bond Portfolio	N/A	$533,281	$533,281

N/A — This class of shares is not registered.

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Brokerage Commissions

To the extent permitted by law and in accordance with procedures established by the Board, each Portfolio may engage in brokerage transactions with brokers that are affiliates of the Adviser or a sub-adviser, with brokers that are affiliates of such brokers, or with unaffiliated brokers that trade or clear through affiliates of the Adviser or a sub-adviser. For the fiscal year ended December 31, 2025, none of the Portfolios paid brokerage commissions to brokerage affiliates.

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VOTING INFORMATION

The following information applies to each Portfolio for which you are entitled to vote.

Voting Rights

Shareholders with amounts invested in shares of one or more of the Portfolios at the close of business on the Record Date will be entitled to be present and vote for the applicable Portfolio(s) at the Meeting with respect to their shares as of the Record Date.

Each whole share of a Portfolio is entitled to one vote as to each matter with respect to which it is entitled to vote, as described above, and each fractional share is entitled to a proportionate fractional vote. Votes cast by proxy or in person by a shareholder at the Meeting will be counted by persons appointed as inspectors of election for the Meeting. The table in Exhibit D attached to this Proxy Statement shows the number of outstanding shares of each class of each Portfolio as of the Record Date that are entitled to vote at the Meeting. Equitable Financial owned of record a substantial majority of those shares.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If a shareholder executes a proxy but gives no voting instructions, that shareholder’s shares that are represented by that proxy will be voted “FOR” the proposal and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation addressed to: Shane Daly, Secretary of the Trust, 1345 Avenue of the Americas, 3rd Floor, New York, New York 10105. To be effective, such revocation must be received by the Trust prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

Contractholders with amounts allocated to a Portfolio on the Record Date will be entitled to be present and provide voting instructions for that Portfolio at the Meeting with respect to shares held indirectly as of the Record Date. Voting instructions may be solicited, and such instructions may be provided, in the same manner as proxies as described herein. An Insurance Company will vote the shares for which it receives timely voting instructions from Contractholders in accordance with those instructions. Shares in each investment division of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives a voting instruction card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the proposal, and the Insurance Company may vote in its discretion with respect to other matters not now known that may be presented at the Meeting. An Insurance Company will vote in its discretion on any proposal to adjourn or postpone the Meeting. Shares in each investment division

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of a Separate Account that is invested in one or more Portfolios for which an Insurance Company receives no timely voting instructions from Contractholders, or that are attributable to amounts retained by an Insurance Company and its affiliates as surplus or seed money, will be voted by the applicable Insurance Company either “FOR” or “AGAINST” approval of the proposal, or as an abstention or withheld, in the same proportion as the shares for which Contractholders have provided voting instructions to the Insurance Company. As a result of such proportional voting by an Insurance Company, it is possible that a small number of Contractholders could determine whether the proposal is approved.

Voting instructions executed by a Contractholder may be revoked at any time prior to an Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with properly executed later-dated voting instructions by a voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by executing a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by an Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy, or by an Insurance Company representative attending the Meeting and voting in person.

Prompt execution and return of the enclosed voting instruction card(s) is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

Required Shareholder Vote

The shareholders of a Portfolio will vote on the approval of the proposal with respect to that Portfolio separately from the shareholders of each other Portfolio. The shareholders of all classes of a Portfolio will vote collectively as a single class on the proposal. Approval of the proposal with respect to a Portfolio will require the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Portfolio present at the Meeting, if the holders of more than 50% of its outstanding voting securities are present or represented by proxy, or (ii) more than 50% of its outstanding voting securities. These percentages are required by the 1940 Act. With respect to the proposal, “voting securities” refers to the shares of a Portfolio. The presence, in person or by proxy, of at least one-third of the shares of a Portfolio entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting with respect to that Portfolio. A quorum will be reached due to Equitable Financial’s direct or indirect ownership of the Trust’s shares, as described below.

Abstentions are counted as shares present at the Meeting in determining whether a quorum is present but do not count as votes cast for or against the proposal. Therefore, abstentions will have the same effect as a vote “against” the proposal because the proposal requires the affirmative vote of a specified majority of the applicable Portfolio’s outstanding voting securities.

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The approval of the proposal by one Portfolio is not contingent on the approval of the proposal by any of the other Portfolios.

To the Trust’s knowledge, as of the Record Date, the current Trustees and officers of the Trust owned, individually and as a group, less than 1% of the shares of each of the Portfolios.

As of the Record Date, except as set forth in Exhibit C attached to this Proxy Statement, to the Trust’s knowledge, (1) no person, other than the Insurance Companies, owned beneficially or of record more than 5% of any class of the outstanding shares of any of the Portfolios, and (2) no Contractholder owned Contracts entitling such Contractholder to provide voting instructions regarding more than 5% of any class of the outstanding shares of any of the Portfolios. Equitable Financial and certain of its affiliated companies may be deemed to be control persons of the Trust by virtue of their direct or indirect ownership of a substantial majority of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

Solicitation of Proxies and Voting Instructions

Solicitation of proxies and voting instructions is being made by the Trust primarily by the mailing of this Proxy Statement with its enclosures on or about April 15, 2026. The principal solicitation will be by mail, but proxies and voting instructions also may be solicited by telephone, fax, personal interview by directors, officers, employees or agents of EIM or its affiliates, or the Trust or its affiliates, without additional compensation, through the Internet, or other permissible means. Shareholders can vote proxies by mail with the enclosed proxy card(s), or via telephone or the Internet by following the simple instructions on the enclosed proxy card(s). Contractholders can provide voting instructions by mail with the enclosed voting instruction card(s), or via telephone or the Internet by following the simple instructions on the enclosed voting instruction card(s). In lieu of executing a proxy card or voting instruction card, you may attend the Meeting in person.

The cost of the Meeting, including the expenses of printing and mailing the Proxy Statement, the cost of solicitation of proxies and voting instructions and the expenses associated with reimbursing insurance companies or others for their reasonable expenses in forwarding solicitation material to beneficial owners, as well as the legal costs of fund counsel relating thereto, will be borne by each class of each Portfolio. These expenses are estimated to be $502,000. The aforementioned expenses (other than legal costs) will be allocated among the Portfolios in proportion to their respective numbers of Contractholder accounts; legal costs will be allocated among the Portfolios in proportion to the average net assets of the Portfolios. However, the Adviser has agreed to bear proxy expenses that exceed a Portfolio’s (or its class’s) expense cap. The estimated proxy expenses for each Portfolio exceed its (or its class’s) expense cap and are expected to be borne by the Adviser. The Adviser’s obligation to bear expenses is subject to the Trust’s Expense Limitation Agreement, under which the Adviser may recover expenses previously waived or reimbursed under certain circumstances.

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The Trust has engaged Computershare to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Meeting. Computershare will receive a total fee of approximately $150,000 for its proxy solicitation services, which will be borne as described above.

Adjournment or Postponement

The Special Meeting of Shareholders of each Portfolio is a separate meeting, but these Special Meetings of Shareholders are being held jointly and are referred to herein together as the “Meeting”, and each such Special Meeting of Shareholders has a separate quorum requirement with respect to each Portfolio. If the quorum necessary to transact business at the Meeting with respect to a Portfolio is not established, or if sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies. Any adjournment or postponement of the Meeting will require the affirmative vote of a majority of the shares represented in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in their discretion on any such adjournment or postponement. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The costs of any additional solicitation and any adjourned session will be borne as described above.

Submission of Certain Shareholder Proposals

The Trust is not required to hold regular shareholder meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation or regulatory policy or if otherwise deemed advisable by the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. Shareholders will be given notice of any meeting of shareholders not less than ten (10) days, and not more than ninety (90) days, before the date of the meeting.

Other Matters

The Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business properly comes before the Meeting, the proxyholders will vote thereon in their discretion and in accordance with their best judgment.

* * * * *

We need your vote. It is important that you execute and return your proxy or voting instruction card(s) promptly.

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INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A	Investment Sub-Advisory Agreement between the Adviser and AllianceBernstein	A-1
Exhibit B	Funds with Similar Investment Objectives (Sub-)Advised by AllianceBernstein	B-1
Exhibit C	Five Percent Owner Report	C-1
Exhibit D	Outstanding Shares	D-1

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EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN THE ADVISER AND ALLIANCEBERNSTEIN

INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), dated as of July 16, 2020, by and between Equitable Investment Management Group, LLC, a limited liability company organized in the State of Delaware (“Adviser”), and AllianceBernstein L.P., a limited partnership organized in the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment advisory agreement (“Advisory Agreement”) with EQ Advisors Trust (“Trust”), an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Adviser is responsible for, among other things, providing a continuous investment program for the portfolios of the Trust, monitoring the implementation of each portfolio’s investment program, assessing each portfolio’s investment objectives and policies, composition, investment style and investment process, effecting transactions for each portfolio and selecting brokers or dealers to execute such transactions for each portfolio, developing and evaluating strategic initiatives with respect to the portfolios, making recommendations to the Board regarding the investment programs of the portfolios, including any changes to portfolio investment objectives and policies, coordinating and/or implement strategic initiatives approved by the Trust’s Board of Trustees (“Trust Board”), and preparing and providing reports to the Trust Board on the impact of such strategic initiatives on the portfolios;

WHEREAS, the Trust’s shareholders are and will be primarily separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (“Policies”) under which income, gains and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains or losses of such insurance companies; as well as other shareholders as permitted under Section 817(h) of the Internal Revenue Code of 1986 and the rules and regulations thereunder with respect to the qualification of variable annuity contracts and variable life insurance policies as insurance contracts under the Code;

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Adviser has the authority under the Advisory Agreement to select and contract with one or more sub-advisers to sub-advise the portfolios of the Trust and the Adviser desires to retain the Sub-Adviser to render investment sub-advisory and certain other services to the portfolio(s) (or an allocated portion thereof) of the Trust specified in Appendix A hereto, as amended from time to time (“Portfolio(s)”), in the manner and on the terms hereinafter set forth;

WHEREAS, the Trust Board has approved the selection of the Sub-Adviser as a sub-adviser to the Portfolio(s);

WHEREAS, the Sub-Adviser is willing to furnish such services to the Portfolio(s); and

WHEREAS, in connection with the delegation of responsibilities to a sub-adviser, the Adviser remains responsible for, among other things: (1) overseeing the performance of delegated functions by each sub-adviser; (2) assessing each portfolio’s investment focus and furnishing the Trust Board with periodic reports concerning the performance of delegated responsibilities by the sub-adviser; (3) allocating and reallocating the assets of a portfolio, or a portion thereof, managed by one or more sub-advisers for such portfolio and coordinating the activities of all sub-advisers; (4) monitoring the sub-adviser’s implementation of the investment program established by the Adviser with respect to each portfolio (or portions thereof) under the management of such sub-adviser; (5) causing the appropriate sub-adviser(s) to furnish to the Trust Board such information and reports as the Trust Board may reasonably request; and (6) compensating the sub-adviser in the manner specified by the sub-advisory agreement;

NOW, THEREFORE, the Adviser and the Sub-Adviser agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Portfolio(s), subject to the supervision and oversight of the Adviser and the Trust Board, and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust, except as expressly authorized in this Agreement or another writing by the Adviser or the Trust and the Sub-Adviser.

2.	ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts its appointment as sub-adviser to the Portfolio(s) and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Portfolio(s) will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing). The Sub-Adviser will not have custody of any cash, securities or other assets of the Portfolio(s) and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.	SERVICES TO BE RENDERED BY SUB-ADVISER

A. As a sub-adviser to the Portfolio(s), the Sub-Adviser will invest and reinvest the assets of the Portfolio(s) and determine the composition of the assets of the Portfolio(s), subject always to the supervision and control of the Adviser and the Trust Board.

B. As part of the services it will provide hereunder, the Sub-Adviser will:

(i) obtain and evaluate, to the extent deemed necessary or advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio(s) or are under consideration for inclusion in the Portfolio(s);

(ii) formulate and implement a continuous investment program for each of the Portfolio(s);

(iii) take whatever reasonable steps are necessary to implement the investment program(s) for the Portfolio(s) by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Trust as necessary for the appropriate implementation of the investment program(s) of the Portfolio(s);

(iv) keep the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser of all material facts concerning the investment and reinvestment of the assets of the Portfolio(s), the Sub-Adviser and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trust Board; and attend meetings with the Adviser and/or the Trust Board, as reasonably requested, to discuss the foregoing;

(v) in accordance with procedures and methods established by the Trust Board, which may be amended from time to time, to the extent not prohibited by applicable law or confidentiality obligation, provide, upon request, reasonable assistance in determining the fair value of, and/or use reasonable efforts to arrange for the provision of valuation information or fair value prices from parties independent of the Sub-Adviser for, each security or other asset of the Portfolio(s) for which market quotations are not readily available. The Adviser agrees that the Sub-Adviser is not a pricing agent for the Trust;

(vi) provide, upon request, any and all reasonable material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages that have investment objectives, policies and strategies substantially similar to those employed by the Sub-Adviser in managing the Portfolio(s) or that may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present information concerning the Sub-Adviser’s prior performance in the Prospectus (as hereinafter defined) or in any permissible reports and materials prepared by the Adviser, the Trust or their agents; and

(vii) cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents, and all other agents and representatives of the Trust and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Trust and the Adviser; and provide prompt responses to reasonable requests made by such persons and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

C. In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following: (i) the Trust’s Agreement and Declaration of Trust and By-Laws, each as amended from time to time (“Governing Documents”); (ii) the currently effective Prospectus and Statement of Additional Information of the Trust, filed with the U.S. Securities and Exchange Commission (“SEC”) as part of the Trust’s registration statement on Form N-1A and delivered to the Sub-Adviser, as amended and/or supplemented (“Prospectus”); (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Portfolio(s); (iv) the Trust’s Compliance Manual and other policies and procedures adopted from time to time by the Trust Board; and (v) the written instructions of the Adviser. Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of the Governing Documents, Prospectus, Compliance Manual, and other relevant policies and procedures adopted by the Trust Board. The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document. The Adviser agrees that the Sub-Adviser shall be afforded a reasonable amount of time to implement any change in applicable law, rule or regulation (but in no event, except after obtaining a proper exemptive order or other relief or the Adviser’s consent, beyond the mandatory compliance date for any such change), any change in the Governing Documents, Prospectus, Compliance Manual, or other relevant policies and procedures adopted by the Trust Board. The Adviser agrees that the Sub-Adviser is not a compliance agent for the Trust or the Adviser, may not have access to all of the books and records of the Portfolio(s) necessary to perform compliance testing, and will not be obligated to request any books and records of the Portfolio(s) not in the Sub-Adviser’s possession for purposes of compliance testing.

D. In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the Investment Company Act, the Sub-Adviser will not consult with any other sub-adviser to (i) the Portfolio(s), (ii) any other portfolio of the Trust or (iii) any other investment company under common control with the Trust concerning transactions of the Portfolio(s) in securities or other assets. (For the avoidance of doubt, the foregoing restriction shall not be deemed to prohibit the Sub-Adviser from consulting with (i) any of its affiliated persons concerning transactions in securities or other assets or (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1 under the Investment Company Act.)

E. The Sub-Adviser, at its expense, will furnish: (i) all necessary facilities and personnel, including salaries, expenses and fees of any personnel, required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser will not be responsible for the expenses of the Portfolio(s), the Trust or the Adviser, including, but not limited to: expenses incurred in the distribution of shares of the Portfolio(s); fees and expenses related to any required filings, or any amendment or supplement thereto, under the Securities Act of 1933, as amended (“Securities Act”), the Investment Company Act or otherwise; interest expense, taxes, fees and commissions of every kind; and charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and other service providers to the Portfolio(s) or the Trust.

F. The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Portfolio(s) subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser is directed at all times to seek to execute transactions for the Portfolio(s) in accordance with any written policies, practices or procedures (i) established by the Trust Board or the Adviser and provided to the Sub-Adviser or (ii) described in the Prospectus. In placing any orders for the purchase or sale of investments for the Portfolio(s), in the name of the Portfolio(s) or a nominee of the Portfolio(s), the Sub-Adviser shall use its best efforts to seek to obtain for the Portfolio(s) “best execution,” consistent with its obligations under applicable laws and regulations considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. In no instance will securities or other assets be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the Investment Company Act, the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Trust.

G. Subject to the appropriate policies and procedures approved by the Trust Board, the Sub-Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), cause the Portfolio(s) to pay a broker or dealer that provides brokerage or research services to the Sub-Adviser or the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion. To the extent authorized by Section 28(e) and the Trust Board, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. Subject to seeking best execution, the Adviser or the Trust Board may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment.

H. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio(s) as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be equitable and consistent with its fiduciary obligations to the Portfolio(s) and to its other clients over time. The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Portfolio(s). The Adviser also acknowledges that Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio(s), and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale for the Portfolio(s) any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio(s).

I. The Sub-Adviser will maintain all accounts, books and records with respect to the Portfolio(s) that are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder and that are not being maintained by the Adviser, and shall file with the SEC all forms pursuant to Section 13 of the Exchange Act with respect to its duties as are set forth herein.

J. The Sub-Adviser will, unless and until otherwise directed by the Adviser or the Trust Board, exercise in accordance with the Sub-Adviser’s policies and procedures all rights of security holders with respect to securities held by the Portfolio(s), including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; providing information related to class-action litigation (including litigation with respect to securities previously held); and exercising rights in the context of a bankruptcy or other reorganization. The Sub-Adviser will not be responsible for making any class action filings on behalf of the Portfolio(s). The Sub-Adviser shall promptly provide the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Portfolio(s) and shall cooperate with the Adviser to the extent necessary for the Adviser to pursue or participate in any such action. The Sub-Adviser will also promptly notify the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in the Sub-Adviser’s proprietary accounts that are also held or were previously held by the Portfolio(s).

4.	LIMITED POWER OF ATTORNEY

The Adviser hereby appoints the Sub-Adviser as the Trust’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents on behalf of the Portfolio(s), as the Sub-Adviser shall be requested by brokers, dealers or other intermediaries, counterparties and other persons or entities in connection with the services provided by it hereunder. The Adviser, on behalf of the Trust, hereby ratifies and confirms as good and effectual, at law or in equity, all that the Sub-Adviser, and its officers and employees, may do in the capacity as attorney-in-fact. Nothing in this Agreement shall be construed as imposing a duty on the Sub-Adviser, or its officers and employees, to act on or assume responsibility for any matters in its capacity as attorney-in-fact. Any person dealing with the Sub-Adviser in its capacity as attorney-in-fact hereunder is hereby expressly put on notice that the Sub-Adviser is acting solely in the capacity as an agent of the Trust, that the Trust’s certificate of trust is on file with the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable against the assets of such series only, and not against the assets of the Trust generally, or any other series thereof. The Sub-Adviser assumes no personal liability whatsoever for obligations of the Portfolio(s) entered into by the Sub-Adviser in its capacity as attorney-in-fact. For the avoidance of doubt, nothing in this Section 4 is intended to obviate any liability of the Sub-Adviser under this Agreement to the extent contemplated in Section 6.A. If requested by the Sub-Adviser, the Adviser agrees to have the Trust execute and deliver to the Sub-Adviser a separate form of Limited Power of Attorney in form and substance reasonably acceptable to the Sub-Adviser.

5.	COMPENSATION OF SUB-ADVISER

The Adviser will pay the Sub-Adviser a fee with respect to each of the Portfolio(s) as specified in Appendix A to this Agreement. Payments shall be made to the Sub-Adviser on or about the fifth day of each month; however, this fee will be calculated daily for each of the Portfolio(s) based on the net assets thereof on each day and accrued on a daily basis.

6.	LIABILITY AND INDEMNIFICATION

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Sub-Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Portfolio(s), the Trust or the Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Sub-Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser and the Trust, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law (whose provisions may not be waived or altered by contract), the Adviser shall not be liable for any losses, claims, damages, liabilities or litigation (including reasonable attorneys fees) incurred or suffered by the Sub-Adviser as a result of any error of judgment, mistake of law, or other action or omission by the Adviser; provided, however, that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (as defined in Section 2(a)(3) of the Investment Company Act) and all controlling persons thereof (as described in Section 15 of the Securities Act) (collectively, “Sub-Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the Securities Act, the Investment Company Act, the Advisers Act or any other statute, or at common law or otherwise, arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus, proxy materials, reports, advertisements, sales literature or other materials pertaining to the Portfolio(s), the Trust or the Adviser, or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Sub-Adviser Indemnitees.

7.	REPRESENTATIONS OF ADVISER

The Adviser represents, warrants and covenants that:

A. The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as the investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C. The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) and affecting the Sub-Adviser; provided, however, that routine regulatory examinations not involving the Sub-Adviser shall not be required to be reported by this provision.

D. The Adviser is registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) and is a member of the National Futures Association (“NFA”). With respect to each of the Portfolio(s), the Adviser has claimed either (1) the CPO exclusion in Commodity Futures Trading Commission (“CFTC”) Regulation 4.5 with respect to the Portfolio and, in such case, the Adviser will file the notice required under CFTC Regulation 4.5 with respect to the Portfolio and will annually reaffirm such notice filing on behalf of the Portfolio as required by CFTC Regulation 4.5; or (2) the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to the Portfolio. Information regarding whether the Adviser has claimed either the CPO exclusion in CFTC Regulation 4.5 or the relief in CFTC Regulation 4.12(c)(1)(ii) with respect to a Portfolio is available on the NFA’s website at www.nfa.futures.org. The Adviser further represents, warrants and covenants that each of the Portfolio(s) is, and until this Agreement is terminated will remain, an “eligible contract participant” within the meaning of Section 1a(18) of the CEA.

8.	REPRESENTATIONS OF SUB-ADVISER

The Sub-Adviser represents, warrants and covenants as follows:

A. The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing its obligations under this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform its obligations under this Agreement; (iv) has the power and authority to enter into and perform its obligations under this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.

B. The Sub-Adviser, and any affiliate providing investment advisory services in connection with this Agreement, has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Adviser and the Trust Board with a copy of such code of ethics, together with evidence of its adoption. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the Chief Compliance Officer of the Sub-Adviser and of any such affiliate shall certify to the Adviser and the Trust that the Sub-Adviser and any such affiliate have complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Sub-Adviser’s or any such affiliate’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser’s employees or agents to examine the reports required to be made to the Sub-Adviser or any such affiliate by Rule 17j-1(c)(1) and, subject to confidentiality obligations (and unless prohibited under applicable law), other appropriate records relating to such reports or violations of the Sub-Adviser’s or such affiliate’s code of ethics.

C. The Sub-Adviser will promptly notify the Adviser and the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio(s) or the Trust; provided, however, that routine regulatory examinations not involving the Portfolio(s) or the Trust shall not be required to be reported by this provision.

D. The Sub-Adviser has provided the Adviser and the Trust Board with a copy of its current brochure and brochure supplement(s), which as of the date of this Agreement are Parts 2A and 2B of its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Adviser and the Trust Board at least annually. Such amendments shall reflect all changes in the

Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E. The Sub-Adviser will notify the Adviser and the Trust Board of any changes in the key personnel who are either the portfolio manager(s) of the Portfolio(s) or senior management of the Sub-Adviser, in each case prior to or promptly after such change.

F. The Sub-Adviser agrees to maintain a commercially reasonable level of errors and omissions or professional liability insurance coverage.

G. The Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Portfolio(s), the Trust or the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority. However, the Sub-Adviser may use the performance of the Portfolio(s) in its composite performance. Nothing in this Agreement is intended to prevent, or shall be construed as preventing, the Sub-Adviser or its affiliates from using the names of the Portfolio(s), the Trust or the Adviser in any response to a request for information/proposal, and the Sub-Adviser and its affiliates are expressly authorized to include the names of the Portfolio(s), the Trust and the Adviser on a representative client list.

H. Although the Sub-Adviser is registered as a commodity trading advisor (“CTA”) under the CEA, the Sub-Adviser is providing commodity interest trading advice to the Adviser with respect to each of the Portfolio(s) as if the Sub-Adviser were exempt from CTA registration in reliance on an exemption under the CEA or the regulations promulgated thereunder.

I. The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

9.	QUALIFIED ELIGIBLE PERSON STATUS AND CFTC DISCLOSURE RELIEF

A.	The Sub-Adviser is registered as a commodity trading advisor (“CTA”) under the CEA and is a member of the NFA.

B.	The Adviser acknowledges that the Sub-Adviser intends to treat the account of each of the Portfolio(s) as an “exempt account” under CFTC Regulation 4.7(c). Accordingly, the Adviser hereby represents that each of the Portfolio(s) is a “qualified eligible person” under CFTC Regulation 4.7 (“Qualified Eligible Person”). The Adviser hereby consents to the treatment of the account of each of the Portfolio(s) with the Sub-Adviser as an “exempt account” within the meaning of CFTC Regulation 4.7(c).

C.	The Sub-Adviser agrees to promptly notify the Adviser if any of the above representations, warranties and covenants ceases to be true.

10.	NON-EXCLUSIVITY

The services provided by the Sub-Adviser pursuant to this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others and to engage in other activities. It is understood and agreed that the directors, officers and employees of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, managers, trustees, directors, officers or employees of any other firm or corporation; provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations hereunder.

11.	CONFIDENTIALITY

Each party to this Agreement agrees that it shall treat as confidential, and not disclose to any third party, any information (including the Sub-Adviser’s investment advice) provided to it (“Receiving Party”) by the other party (“Disclosing Party”) that is marked “Confidential” or that reasonably should be known to be confidential, including the investment activities or holdings of the Portfolio(s) (collectively, “Confidential Information”) except to the extent expressly permitted or required under applicable laws and regulations. All Confidential Information that a Disclosing Party provides to a Receiving Party shall not be used by the Receiving Party for any purpose not permitted under this Agreement. The foregoing (a) shall not be applicable to any information that is publicly available when provided by the Disclosing Party or which thereafter becomes publicly available other than in contravention of this Agreement or any confidentiality obligation known to the Receiving Party, (b) shall not prevent disclosure or use of any Confidential Information to the extent necessary to render the services or perform the obligations pursuant to this Agreement, provided that any disclosure to a third party is made subject to confidentiality obligations, and (c) shall not prevent disclosures expressly permitted or required under applicable law, rule or regulation subject to compliance with the following. If a Receiving Party becomes legally compelled (by interrogatories, requests for information or documents, subpoenas, civil investigative demands, applicable regulations or similar processes) to disclose any Confidential Information, the Receiving Party agrees to provide (to the extent practicable and not prohibited under applicable law) the Disclosing Party with prompt notice of that request(s) so that the Disclosing Party may seek an appropriate protective order or other appropriate remedy and/or waive the Receiving Party’s compliance with the provisions of this Agreement. If that protective order or other remedy is not obtained by the date that the Receiving Party must comply with the request, or if the Disclosing Party waives compliance with the provisions of this Agreement, the Receiving Party agrees to furnish only that portion of the Confidential Information which is legally required in the reasonable opinion of its counsel, and to exercise commercially reasonable efforts to obtain a protective order or other reliable assurance that confidential treatment will be accorded to that portion of the Confidential Information which is being furnished or disclosed.

12.	SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by the Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Portfolio(s) that would constitute an assignment or require a written contract pursuant to the Investment Company Act. Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser shall have no obligations with respect thereto or otherwise arising under the Agreement. The Adviser hereby consents to: (a) the Sub-Adviser’s affiliate, Sanford C. Bernstein & Co., LLC and its affiliates (the “SCB Affiliates”), providing certain broker-dealer services to the Sub-Adviser pursuant to a services agreement with the Sub-Adviser; (b) the Sub-Adviser’s retention of ISS as a proxy voting service (or another proxy voting service upon notice to the Adviser); and (c) provided that the Sub-Adviser provides information to such third-party vendors subject to confidentiality obligations as contemplated in Section 11 of this Agreement, third-party vendors that the Sub-Adviser ordinarily utilizes for support services. To the extent that any services provided by the SCB Affiliates are investment advisory services, the applicable services agreement will be separately presented to the Trust Board for approval as deemed necessary under Section 15 of the Investment Company Act.

13.	REGULATION

Both the Adviser and the Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

14.	RECORDS

The records relating to the services provided under this Agreement shall be the property of the Trust and shall be under its control; however, the Trust shall furnish to the Sub-Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its business or to comply with applicable laws and regulations. In the event of the termination of this Agreement, such other records shall promptly be returned to the Trust by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required by law or regulation.

15.	DURATION OF AGREEMENT

This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect with respect to any of the Portfolio(s) unless it has first been approved with respect to such Portfolio(s) by the Trust Board, including approval by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and, if required, by the vote of a majority of the outstanding voting securities of such Portfolio(s). This Agreement shall continue in effect for a period of two years from the date first set forth above, or for any additional Portfolio(s) from the effective date of this Agreement with respect to such Portfolio(s), and shall continue in effect from year to year thereafter, or from year to year after the effective date for additional Portfolio(s), only so long as such continuance is specifically approved at least annually by the Trust Board, including approval by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

16.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time with respect to any or all of the Portfolio(s), without the payment of any penalty, (i) by the Trust Board, including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the applicable Portfolio(s), on sixty (60) days’ written notice to the Sub-Adviser and the Adviser, or (ii) by the Adviser or the Sub-Adviser on sixty (60) days’ written notice to the other party and the Trust. This Agreement will automatically terminate in the event the Advisory Agreement terminates for any reason. This Agreement will also terminate upon written notice by a party to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

17.	USE OF SUB-ADVISER’S NAME

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark or trade name, are the valuable property of the Sub-Adviser and its affiliates. The Adviser and the Trust shall have the right to use such names, derivatives, logos, trademarks, service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Agreement is in effect.

Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such names, derivatives, logos, trademarks, service marks or trade names. The Adviser agrees that it will review with the Sub-Adviser any advertisement, sales literature or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such names, derivatives, logos, trademarks, service marks or trade names so that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Securities Act, the Investment Company Act, or other applicable laws and regulations. If the Adviser or the Trust makes any unauthorized use of the Sub-Adviser’s names, derivatives, logos, trademarks, service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages may be inadequate and, thus, the Sub-Adviser shall be entitled to injunctive relief, as well as any other remedy available under law.

18.	AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio(s) affected by the amendment (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio(s) if a majority of the outstanding voting securities of the Portfolio(s) vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of other or all of the Portfolio(s) affected by the amendment. Any amendment to this Agreement shall be in writing duly executed by the proper officials of the parties hereto.

19.	ASSIGNMENT

Any assignment (as defined in the Investment Company Act) of this Agreement shall result in its automatic termination. For the avoidance of doubt, no assignment shall be deemed to result from any changes in the partners, managers, directors, officers or employees of the Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of an assignment of this Agreement.

20.	WAIVER

The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

21.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

22.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

23.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or sent by electronic transmission (via facsimile or email) to the address set forth below of each applicable party, or to such other address as the party entitled to receive the notice may designate in writing. Notices sent by registered or certified mail shall be deemed to have been given three business days after deposit of same in the mail. Notices delivered by overnight service shall be deemed to have been given one business day after delivery of the same to a postal service or private courier. Notices sent electronically shall be deemed to have been given when sent. Any notice or other document sent or delivered in any other manner shall be effective only if and when received.

If to the Adviser:	Equitable Investment Management Group, LLC
William Macgregor
Executive Vice President, General Counsel and Secretary 1290 Avenue of the Americas
New York, New York 10104
Fax Number: (212) 314-1504
E-mail Address: William.Macgregor@equitable.com

If to the Trust:	EQ Advisors Trust
William Macgregor
Senior Vice President, Chief Legal Officer and Secretary 1290 Avenue of the Americas
New York, New York 10104
Fax Number: (212) 314-1504
E-mail Address: William.Macgregor@equitable.com

If to the Sub-Adviser:	AllianceBernstein L.P.
Chief Compliance Officer 1345 Avenue of the Americas,
New York, New York 10105
Fax Number: (212) 823-2712
E-mail Address: SubadvisoryCompliance@alliancebernstein.com
Craig.Schorr@alliancebernstein.com

24.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

25.	LIMITATION OF LIABILITY

The Adviser and the Sub-Adviser hereby expressly acknowledge that the Trust’s certificate of trust is on file in the Office of the Delaware Secretary of State and that the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series of the Trust are enforceable only against the assets of such series only, and not against the assets of the Trust generally or any other series thereof. The Adviser and the Sub-Adviser further acknowledge that an officer or trustee of the Trust, when acting in such capacity, is not personally liable to any person other than the Trust and its shareholders for any act, omission or obligation of the Trust or any trustee thereof.

26.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York, and any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of New York, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

27.	INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested person,” “assignment,” and “affiliated person,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING

COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC		ALLIANCEBERNSTEIN L.P.

By:	/s/ Kenneth Kozlowski	By:	/s/ Matthew S. White
	Kenneth Kozlowski		Matthew S. White
	Director, Executive Vice President and Chief Investment Officer		Title: Assistant Secretary

FORM OF

AMENDMENT NO. 8 TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

AMENDMENT NO. 8 dated June 29, 2026 (“Amendment No. 8”) to the Investment Sub-Advisory Agreement dated as of July 16, 2020, as amended, (“Agreement”) between Equitable Investment Management Group, LLC, a Delaware limited liability company (“Adviser”), and AllianceBernstein L.P., a Delaware limited partnership (“AllianceBernstein” or “Sub-Adviser”).

Adviser and AllianceBernstein agree to modify the Agreement as follows:

1.	New Portfolios. Effective June 29, 2026, Adviser hereby appoints AllianceBernstein as a Sub-Adviser to the EQ/Core Bond Index Portfolio, EQ/Intermediate Government Bond Portfolio and Multimanager Core Bond Portfolio.

2.	Duration of Agreement.

a.	With respect to each New Portfolio, the Agreement will continue in effect for a period of two years from the date first set forth above and may be continued thereafter pursuant to subsection (b) below.

b.	With respect to each New Portfolio, the Agreement shall continue in effect annually after the date specified in subsection (a), only so long as such continuance is specifically approved at least annually by a majority of the Trustees who are not a party to the Agreement or interested persons as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Trustees”), and by either the Board of Trustees or a vote of a majority of the outstanding shares of the New Portfolio. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to a New Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the 1940 Act) vote to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement, or (b) all the Portfolios of the Trust.

3.	Notices. Section 23 of the Agreement is amended by replacing the addresses set forth therein with the following:

If to the Adviser:	Equitable Investment Management Group, LLC
General Counsel
1345 Avenue of the Americas
New York, New York 10105
E-mail Address: fmg-legal@equitable.com

If to the Trust:	EQ Advisors Trust
Chief Legal Officer
1345 Avenue of the Americas
New York, New York 10105
E-mail Address: fmg-legal@equitable.com

4.	Appendix A. Appendix A to the Agreement setting forth the Portfolios of the Trust for which AllianceBernstein is appointed as the Sub-Adviser and the fees payable to the Sub-Adviser with respect to the Portfolios is hereby replaced in its entirety by Appendix A attached hereto.

5.	Appendix B. Appendix B to the Agreement is hereby replaced in its entirety by Appendix B attached hereto.

6.	Ratification. Except as modified and amended hereby, the Agreement is ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 8 as of the date first set forth above.

EQUITABLE INVESTMENT MANAGEMENT GROUP, LLC		ALLIANCEBERNSTEIN L.P.

By:		By:
	Kenneth Kozlowski Director, Executive Vice President and Chief Investment Officer		Name: Title:

APPENDIX A

TO

AMENDMENT NO. 8 TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

The Adviser shall pay the Sub-Adviser monthly compensation computed daily at an annual rate equal to the following:

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/AB Small Cap Growth Portfolio*,† (Active Allocated Portion only)

0.60% of the Active Allocated Portion’s average daily net assets up to and including $1 billion;

0.55% of the Active Allocated Portion’s average daily net assets over $1 billion up to and including $1.5 billion;

0.50% of the Active Allocated Portion’s average daily net assets over $1.5 billion up to and including $2 billion;

0.45% of the Active Allocated Portion’s average daily net assets over $2 billion up to and including $2.5 billion; and

0.40% of the Active Allocated Portion’s average daily net assets over $2.5 billion***

EQ/Large Cap Value Managed Volatility Portfolio* (Active Allocated Portion only)

0.49% of the Active Allocated Portion’s average

daily net assets up to and including $100 million;

0.30% of the Active Allocated Portion’s average daily net assets over $100 million up to and including $200 million;

0.25% of the Active Allocated Portion’s average daily net assets over $200 million***

EQ/Large Cap Value Managed Volatility Portfolio* (Index Allocated Portion only)

0.0375% of the Index Allocated Portion’s average daily net assets up to and including $10 billion;

0.03% of the Index Allocated Portion’s average daily net assets over $10 billion and up to and including $20 billion; and

0.02% of the Index Allocated Portion’s average daily net assets over $20 billion***

Dynamic Portfolios, which shall consist of the EQ/AB Dynamic Moderate Growth Portfolio, EQ/AB Dynamic Growth Portfolio, and EQ/AB Dynamic Aggressive Growth Portfolio (collectively referred to as “Dynamic Portfolios”)

0.25% of the Dynamic Portfolios’ average daily net assets up to and including $4 billion; and 0.23% of the Dynamic Portfolios’ average daily net assets over $4 billion**

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Common Stock Index Portfolio

0.025% of the Portfolio’s average daily net assets up to and including $3 billion;

0.02% of the Portfolio’s average daily net assets over $3 billion and up to and including $5 billion; and

0.015% of the Portfolio’s average daily net assets over $5 billion****

EQ/Large Cap Growth Index Portfolio EQ/Small Company Index Portfolio

0.0275% of the Portfolio’s average daily net assets up to and including $3 billion;

0.02% of the Portfolio’s average daily net assets over $3 billion and up to and including $5 billion; and

0.015% of the Portfolio’s average daily net assets over $5 billion****

EQ/Equity 500 Index Portfolio

0.025% of the Portfolio’s average daily net assets up to and including $3 billion;

0.015% of the Portfolio’s average daily net assets over $3 billion and up to and including $8 billion; and

0.0125% of the Portfolio’s average daily net assets over $8 billion****

EQ/International Equity Index Portfolio†	0.02% of the Portfolio’s average daily net assets****

ATM International Managed Volatility Portfolio*

ATM Large Cap Managed Volatility Portfolio*

ATM Mid Cap Managed Volatility Portfolio*

ATM Small Cap Managed Volatility Portfolio*

EQ/2000 Managed Volatility Portfolio*

EQ/400 Managed Volatility Portfolio*

EQ/500 Managed Volatility Portfolio*

EQ/International Managed Volatility Portfolio*

0.02% of the Sub-Adviser Allocated Portion of each Portfolio***
1290 VT Natural Resources Portfolio	0.02% of the Index Allocated Portion’s average daily net assets***
1290 VT Real Estate Portfolio	0.02% of the Index Allocated Portion’s average daily net assets***
EQ/AB Small Cap Growth Portfolio* (Index Allocated Portion only) Multimanager Aggressive Equity Portfolio* (Index Allocated Portion only)

0.02% of the Index Allocated Portion’s average daily net assets up to and including $3 billion;

0.0175% of the Index Allocated Portion’s average daily net assets over $3 billion and up to and including $5 billion; and

0.015% of the Index Allocated Portion’s average daily net assets over $5 billion***

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Quality Bond PLUS Portfolio* (Active Allocated Portion only)	0.20% of the Active Allocated Portion’s average daily net assets up to and including $500 million; and 0.15% of the Active Allocated Portion’s average daily net assets over $500 million***
EQ/Quality Bond PLUS Portfolio* (Index Allocated Portion only)

0.015% of the Index Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Index Allocated Portion’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.01% of the Index Allocated Portion’s average daily net assets over $5 billion***

EQ/Emerging Markets Equity PLUS Portfolio* (Index Allocated Portion)

0.10% of the Index Allocated Portion’s average daily net assets up to and including $100 million;

0.09% of the Index Allocated Portion’s average daily net assets over $100 million and up to and including $600 million; and

0.08% of the Index Allocated Portion’s average daily net assets over $600 million***

EQ/AB Short Duration Government Bond Portfolio	0.045% of the Portfolio’s average daily net assets up to and including $10 billion; and 0.04% of the Portfolio’s average daily net assets over $10 billion****
EQ/Intermediate Corporate Bond Portfolio EQ/Long-Term Bond Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets over $5 billion****

EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $3 billion;

0.0125% of the Portfolio’s average daily net assets over $3 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets over $5 billion****

Multimanager Technology Portfolio* (Index Allocated Portion only)

0.03% of the Index Allocated Portion’s average daily net assets up to and including $100 million;

0.028% of the Index Allocated Portion’s average daily net assets over $100 million and up to and including $600 million; and

0.0275% of the Index Allocated Portion’s average daily net assets over $600 million***

Portfolio(s)	Annual Sub-Advisory Fee Rate
EQ/Core Bond Index Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets in excess of $5 billion****

EQ/Intermediate Government Bond Portfolio

0.015% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and

0.01% of the Portfolio’s average daily net assets in excess of $5 billion****

Multimanager Core Bond Portfolio*

0.015% of the Sub-Adviser Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Sub-Adviser Allocated Portion’s average daily net assets in excess of $2.5 billion and up to and including $5 billion; and

0.01% of the Sub-Adviser Allocated Portion’s average daily net assets in excess of $5 billion***

*	Fee to be paid with respect to this Portfolio shall be based only on the portion of the Portfolio’s average daily net assets advised by the Sub-Adviser.
**	The daily sub-advisory fee for the related portfolios is calculated by multiplying the aggregate net assets of the related portfolios at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year. The daily sub-advisory fee applicable to each Portfolio/Allocated Portion is the portion of the daily sub-advisory fee for the related portfolios that is equal to the Portfolio’s/Allocated Portion’s net assets relative to the aggregate net assets of the related portfolios, including the Portfolio/Allocated Portion, used in the fee calculation for that day.
†	Assets of EQ/International Equity Index Portfolio will be aggregated with the assets of the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio for purposes of calculating the sub-advisory fee applicable for the Active Allocated Portion of the EQ/AB Small Cap Growth Portfolio.
***	The daily sub-advisory fee for the Allocated Portion is calculated by multiplying the aggregate net assets of the Allocated Portion at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.
****	The daily sub-advisory fee for the Portfolio is calculated by multiplying the aggregate net assets of the Portfolio at the close of the immediately preceding business day by the Annual Sub-Advisory Fee Rate calculated as set forth above and then dividing the result by the number of days in the year.

APPENDIX B

TO

AMENDMENT NO. 8 TO THE

INVESTMENT SUB-ADVISORY AGREEMENT

The Sub-Adviser is relying on the relief in CFTC Regulation 4.7(c) with respect to the following Portfolio(s) (each, a “4.7 Portfolio”):

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio (Active Allocated Portion only)

EQ/AB Small Cap Growth Portfolio (Index Allocated Portion only)

EQ/Common Stock Index Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Large Cap Value Managed Volatility Portfolio (Active Allocated Portion only)

EQ/Long-Term Bond Portfolio

EQ/Mid Cap Index Portfolio

EQ/Quality Bond PLUS Portfolio (Active Allocated Portion only)

EQ/Quality Bond PLUS Portfolio (Index Allocated Portion only)

EQ/Small Company Index Portfolio

Multimanager Aggressive Equity Portfolio (Index Allocated Portion only)

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

EXHIBIT B

FUNDS WITH SIMILAR INVESTMENT OBJECTIVES

(SUB-)ADVISED BY ALLIANCEBERNSTEIN

The chart below provides information regarding the sub-advisory fees charged by AllianceBernstein to comparable funds subject to the 1940 Act for which it serves as sub-adviser.

Name of Fund	Net Assets (as of December 31, 2025)	Sub-Advisory Fee Rate** (as a % of average daily net assets)
EQ/Intermediate Corporate Bond Portfolio*	$1,463,008,712	0.0150% of the Bond Portfolios’ average daily net assets up to and including $5 billion; and 0.0125% of the Bond Portfolios’ average daily net assets over $5 billion
EQ/Long-Term Bond Portfolio*	$2,598,730,001	0.0150% of the Bond Portfolios’ average daily net assets up to and including $5 billion; and 0.0125% of the Bond Portfolios’ average daily net assets over $5 billion
EQ/Quality Bond PLUS Portfolio (passive allocated portion)	$696,012,216	0.02% of the Passive Allocated Portion’s average daily net assets

*	The EQ/Intermediate Corporate Bond Portfolio and EQ/Long-Term Bond Portfolio together are referred to as the “Bond Portfolios.”
**	AllianceBernstein implemented the following reduced fee rates on a voluntary basis effective October 1, 2025. The reduced fee rates will become contractual effective May 1, 2026.

Name of Fund	Sub-Advisory Fee Rate (as a % of average daily net assets)
EQ/Intermediate Corporate Bond Portfolio

0.0150% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.010% of the Portfolio’s average daily net assets over $5 billion

EQ/Long-Term Bond Portfolio

0.0150% of the Portfolio’s average daily net assets up to and including $2.5 billion;

0.0125% of the Portfolio’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.010% of the Portfolio’s average daily net assets over $5 billion

B-1

Name of Fund	Sub-Advisory Fee Rate (as a % of average daily net assets)
EQ/Quality Bond PLUS Portfolio (passive allocated portion)

0.0150% of the Passive Allocated Portion’s average daily net assets up to and including $2.5 billion;

0.0125% of the Passive Allocated Portion’s average daily net assets over $2.5 billion and up to and including $5 billion; and

0.010% of the Passive Allocated Portion’s average daily net assets over $5 billion

The chart below provides information regarding the advisory fees charged by AllianceBernstein to a comparable fund subject to the 1940 Act for which it serves as adviser.

Name of Fund	Net Assets (as of December 31, 2025)	Advisory Fee Rate (as a % of average daily net assets)
AB Similar Account — Passive Fund	$87,793,730

0.100% of the Fund’s average daily net assets up to and including $50 million;

0.080% of the Fund’s average daily net assets over $50 million and up to and including $100 million; and

0.060% of the Fund’s average daily net assets over $100 million

B-2

EXHIBIT C

FIVE PERCENT OWNER REPORT

As of February 27, 2026 (Record Date), the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of any Portfolio are listed below. A shareholder who owns beneficially, directly or indirectly, 25% or more of a Portfolio’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Portfolio.

Portfolio – Share Class	Name and Address of Owner	Number of Shares Owned	Percentage Owned
EQ/Core Bond Index Portfolio – Class K	JOCHEN MADEISKY DDS P.O. BOX 428 KAPAAU, HI 96755-042	81,883.697	7.78%
EQ/Intermediate Government Bond Portfolio – Class IA	CREDIT SUISSE SECURITIES (USA) LLC 101 PARK AVE, 14TH FLOOR NEW YORK, NY 10178	366,016.935	5.08%
EQ/Intermediate Government Bond Portfolio – Class IA	PRINCIPAL TRUST AS TRUSTEE FOR THE IBP, INC RETIREMENT PLAN 550 S 4TH ST. MINNEAPOLIS, MN 55415	505,157.335	7.02%
Multimanager Core Bond Portfolio – Class K	DR. JAY S. COHEN 1990 HIDDEN VALLEY RD MACUNGIE, PA 18062-975	39,979.664	7.08%
Multimanager Core Bond Portfolio – Class K	MIELKE & BAYLON 2850 CURVE CREST BLVD W STE 100 STILLWATER, MN 55082-677	68,520.422	12.14%
Multimanager Core Bond Portfolio – Class K	DRS. BAYLON & BEINLICH, PLLC 9680 TAMARACK RD STE 120 WOODBURY, MN 55125-262	72,836.136	12.91%
Multimanager Core Bond Portfolio – Class K	WHITE CLAY DENTAL ASSOCIATES, PA 12 POLLY DRUMMOND HILL RD NEWARK, DE 19711-570	92,793.587	16.45%

C-1

To the Trust’s knowledge, as of February 27, 2026, the following series of the Trust owned shares of record in the following Portfolios entitling such series to give voting instructions regarding 5% or more of the outstanding Class K shares of such Portfolios:

Series of the Trust	Portfolio	Number of Shares Owned	Percentage of Class K Owned
EQ/Aggressive Allocation Portfolio	Multimanager Core Bond Portfolio	3,307,994.584	5.00%
EQ/Aggressive Growth Strategy Portfolio	EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	40,893,628.062 19,942,357.760	10.88% 5.36%
EQ/Balanced Strategy Portfolio	EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	57,926,715.718 28,289,410.309	15.41% 7.60%
EQ/Conservative Allocation Portfolio	Multimanager Core Bond Portfolio	5,331,787.888	8.06%
EQ/Conservative Growth Strategy Portfolio	EQ/Core Bond Index Portfolio	24,606,855.547	6.55%
EQ/Conservative-Plus Allocation Portfolio	Multimanager Core Bond Portfolio	4,968,155.692	7.51%
EQ/Growth Strategy Portfolio	EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	50,654,100.324 24,692,505.930	13.47% 6.64%
EQ/Moderate Allocation Portfolio	EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio Multimanager Core Bond Portfolio	47,858,996.086 56,463,198.811 28,859,795.275	12.73% 15.18% 43.62%
EQ/Moderate Growth Strategy Portfolio	EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	76,160,827.482 37,116,216.562	20.26% 9.98%
EQ/Moderate-Plus Allocation Portfolio	EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio Multimanager Core Bond Portfolio	33,775,225.607 40,441,923.026 22,216,143.805	8.98% 10.87% 33.58%
EQ/Ultra Conservative Strategy Portfolio	EQ/Intermediate Government Bond Portfolio	116,634,477.318	31.35%

C-2

EXHIBIT D

OUTSTANDING SHARES

The table below shows the number of outstanding shares of each class of each Portfolio as of February 27, 2026 (Record Date), that are entitled to vote at the Meeting.

Portfolio	Total Number	Number of Class IA Shares	Number of Class IB Shares	Number of Class K Shares
EQ/Core Bond Index Portfolio	520,248,457	N/A	144,308,595	375,939,862
EQ/Intermediate Government Bond Portfolio	405,304,134	7,885,680	25,421,981	371,996,473
Multimanager Core Bond Portfolio	90,311,623	N/A	24,146,996	66,164,627

D-1

Preliminary Copy

EASY VOTING OPTIONS:
EQ ADVISORS TRUST PO Box 43131 Providence, RI 02940-3131	VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours a day
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

PORTFOLIOS

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

Multimanager Core Bond Portfolio

PROXY CARD

EQ ADVISORS TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2026

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (the “Trust”) on behalf of the Trust’s portfolio(s). The person signing on the reverse side of this card hereby appoints as proxies James Kelly and Brian Walsh, and each of them (with power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated [___], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in their discretion, on such other matters as may properly come before the Meeting, with all the power that the person signing on the reverse side of this proxy card would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement accompanying this proxy card is hereby acknowledged by the person signing on the reverse side of this card.

VOTE VIA THE INTERNET:
www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

EQA_33433_080323

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

xxxxxxxxxxxxxx	code

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL:

1.A.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the EQ/Core Bond Index Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.B.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the EQ/Intermediate Government Bond Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.C.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the Multimanager Core Bond Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on June 2, 2026.

The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:

https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS PROXY CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED “FOR” THE PROPOSAL.

B	Authorized Signatures – Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the Trust and date. If joint owners, each holder should sign this proxy card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

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Preliminary Copy

EASY VOTING OPTIONS:

EQ ADVISORS TRUST	VOTE ON THE INTERNET
PO Box 43131	Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours a day
Providence, RI 02940-3131

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours a day

VOTE BY MAIL
Vote, sign and date this Voting
Instruction
Card and return in the
postage-paid envelope

PORTFOLIOS

EQ/Core Bond Index Portfolio

EQ/Intermediate Government Bond Portfolio

Multimanager Core Bond Portfolio

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

VOTING INSTRUCTION CARD FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 2, 2026

[INSURANCE COMPANY NAME DROP-IN]

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the named portfolio(s), each a series of EQ Advisors Trust (the “Trust”), hereby instructs the insurance company, the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Special Meeting of Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Proxy Statement dated [___], 2026 (the “Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the insurance company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card

VOTE VIA THE INTERNET:
www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

EQA_33433_080323_VI

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

xxxxxxxxxxxxxx	code

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposal THE BOARD OF TRUSTEES OF EQ ADVISORS TRUST (THE “TRUST”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSAL:

1.A.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the EQ/Core Bond Index Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.B.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the EQ/Intermediate Government Bond Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

1.C.	To approve a new Investment Sub-Advisory Agreement between Equitable Investment Management Group, LLC and AllianceBernstein L.P. with respect to the Multimanager Core Bond Portfolio.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To transact such other business that may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on June 2, 2026.

The Notice of Special Meeting and the Proxy Statement for the Meeting are available at:

https://www.proxy-direct.com/eqt-33433

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

B	Authorized Signatures – Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on the records of the insurance company and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

Scanner bar code

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